                                                             EXHIBIT 10.35


                           COMWELD GROUP PTY LIMITED

                                   (Borrower)



                         ----------------------------
                           SIXTH VARIATION AGREEMENT

                          SYNDICATED CREDIT AGREEMENT



                         ----------------------------
                           (C) ALLEN ALLEN & HEMSLEY
                                     Sydney
                              REF: KLO 1138940 JCC

                               TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

         1.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.2     Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2.       AUTHORISED OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

3.       AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

4.       EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

5.       CONSENT OF GUARANTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

6.       STAMP DUTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

7.       GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

8.       COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

                           SIXTH VARIATION AGREEMENT

AGREEMENT dated 18 January 1996 between:

1.       COMWELD GROUP PTY LTD (formerly called Edinen Pty Ltd) (ACN 007 226
         815) incorporated in Victoria of 85 Chifley Drive, Preston, Victoria (the BORROWER);

2. DUXTECH PTY LIMITED (ACN 007 211 190) incorporated in Victoria (DUXTECH), QUETACK PTY LIMITED (ACN 007 226 575) incorporated in Victoria (QUETACK) and QUETALA PTY LIMITED (ACN 007 246 862) incorporated in Victoria in its personal capacity and as trustee of the Trust (QUETALA) each of 85 Chifley Drive, Preston, Victoria (each a GUARANTOR);

3. THERMADYNE AUSTRALIA PTY LIMITED (ACN 071 843 028) incorporated in Victoria of Room 1, Level 24, 385 Bourke Street, Melbourne, Victoria (THERMADYNE AUSTRALIA);

4.       EACH BANK OR FINANCIAL INSTITUTION named in Schedule 1 (each a
         LENDER); and

5. BT MANAGEMENT SERVICES PTY LTD (ACN 008640 168) of The Chifley Tower, 2 Chifley Square, Sydney, New South Wales as agent for the Lenders (in this capacity, the AGENT).

RECITALS

A. The parties, other than Thermadyne Australia, are parties to a credit agreement dated 3 August 1989 (as amended and novated from time to time, the CREDIT AGREEMENT).

B. By a Lender Transfer dated about the date of this Agreement, the Lenders took over the rights and obligations of Toronto Dominion Australia Limited (ACN 004 858 020) and Societe Generale Australia Limited (ACN 002 093 021) under the Credit Agreement.

C. By a Deed of Retirement and Appointment dated the date of this Agreement the Agent replaced Toronto Dominion Australia Limited as agent of the Lenders.

D. The parties wish to amend the Credit Agreement in the manner set out in this Agreement. Thermadyne Australia wishes to become a party to the Credit Agreement, to give the representations, undertakings and agreements expressed to be given by it in Annexure A.

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement terms defined in Annexure A have the same meanings.

1.2      INTERPRETATION

         Clauses 1.2, 1.3 and 1.9 of Annexure A apply as if incorporated in this Agreement.

1.3      TRANSACTION DOCUMENT

         This Agreement is a Transaction Document within the meaning of Annexure A.

2.       AUTHORISED OFFICERS

         Each of the Borrower, Thermadyne Australia and each Guarantor agrees to deliver to the Agent on the date of this Agreement, notice, in the form of Schedule 2, of their respective Authorised Officers.

3.       AMENDMENTS

         The Credit Agreement is amended to read as set out in Annexure A.

4.       EFFECTIVE DATE

         This Agreement takes effect, and the parties agree to be bound by the Credit Agreement as amended by this Agreement, from the date of this Agreement.

5.       CONSENT OF GUARANTORS

         Each Guarantor consents to the transactions contemplated by this Agreement and confirms that its guarantee, and each Security Document created by it, covers the Credit Agreement as amended by this Agreement.

6.       STAMP DUTIES

         The Borrower shall pay all stamp, transaction, registration, financial institutions, debit and other duties and taxes (including fines and penalties) on or in relation to the execution, delivery, performance or enforcement of this Agreement or any payment or receipt or other transaction contemplated by this Agreement.

7.       GOVERNING LAW

         This Agreement is governed by the laws of Victoria.

8.       COUNTERPARTS

         This Agreement may be executed in any number of counterparts. All counterparts taken together are deemed to constitute one instrument.

EXECUTED as an agreement in Melbourne on the terms of an Escrow Deed between the parties and others.

Each attorney executing this Agreement states that he has no notice of the revocation or suspension of his power of attorney.

BORROWER


SIGNED on behalf of                       )    /s/ JAMES H. TATE
COMWELD GROUP PTY LIMITED                 )    --------------------------------
by its attorney in the presence of:       )    Attorney

/s/ STEPHANIE JOSEPHSON                            James H. Tate
---------------------------------              --------------------------------
Witness                                        Print name

   Stephanie Josephson
---------------------------------
Print name

GUARANTORS


SIGNED on behalf of                       )    /s/ JAMES H. TATE
DUXTECH PTY LIMITED                       )    --------------------------------
by its attorney in the presence of:       )    Attorney

/s/ STEPHANIE JOSEPHSON                            James H. Tate
---------------------------------              --------------------------------
Witness                                        Print name

   Stephanie Josephson
---------------------------------
Print name

SIGNED on behalf of                       )    /s/ JAMES H. TATE
QUETALA PTY LIMITED                       )    --------------------------------
by its attorney in the presence of:       )    Attorney

/s/ STEPHANIE JOSEPHSON                            James H. Tate
---------------------------------              --------------------------------
Witness                                        Print name

   Stephanie Josephson
---------------------------------
Print name

SIGNED on behalf of                       )    /s/ JAMES H. TATE
QUETACK PTY LIMITED                       )    --------------------------------
by its attorney in the presence of:       )    Attorney

/s/ STEPHANIE JOSEPHSON                            James H. Tate
---------------------------------              --------------------------------
Witness                                        Print name

    Stephanie Josephson
---------------------------------
Print name

THERMADYNE AUSTRALIA


SIGNED on behalf of                       )    /s/ JAMES H. TATE
THERMADYNE AUSTRALIA PTY LIMITED          )    --------------------------------
by its attorney in the presence of:       )    Attorney

/s/ STEPHANIE JOSEPHSON                            James H. Tate
---------------------------------              --------------------------------
Witness                                        Print name

    Stephanie Josephson
---------------------------------
Print name

LENDER


SIGNED on behalf of                       )    /s/ M. F. LARKIN
BANKERS TRUST AUSTRALIA LIMITED           )    --------------------------------
by its attorney in the presence of:       )    Attorney

/s/ KATE OLGERS                                    M. F. Larkin
---------------------------------              --------------------------------
Witness                                        Print name

    K. Olgers
---------------------------------
Print name





AGENT

SIGNED on behalf of                     )      /s/ M. F. LARKIN
BT MANAGEMENT SERVICES PTY LIMITED      )      --------------------------------
by its attorney in the presence of:     )      Attorney

/s/ KATE OLGERS                                    M. F. Larkin
---------------------------------              --------------------------------
Witness                                        Print name

    K. Olgers
---------------------------------
Print name

                           SIXTH VARIATION AGREEMENT

                                   SCHEDULE 1

                                    LENDERS

1. Bankers Trust Australia Limited (ACN 003 017 221) of Level 15, The Chifley Tower, 2 Chifley Square, Sydney NSW 2000.

                           SIXTH VARIATION AGREEMENT

                                   SCHEDULE 2

                       CERTIFICATE OF AUTHORISED OFFICERS

TO:      BT Management Services Pty Limited

for itself and as Agent for the Lenders under the Credit Agreement defined below, and to its substitutes and assigns.

                           SYNDICATED CREDIT FACILITY

I [*] am a director of [*] Limited of [*] (the COMPANY).

I refer to the Syndicated Credit Agreement (the CREDIT AGREEMENT) dated 3 August 1989 as amended and restated on [*] 1996 between Comweld Group Pty Limited as Borrower, Duxtech Pty Limited, Quetala Pty Limited and Quetack Pty Limited as Guarantors, the Lenders named in the Credit Agreement and BT Management Services Pty Limited as Agent.

Definitions in the Credit Agreement apply in this Certificate.

I CERTIFY that the following are signatures of the Authorized Officers of the Company and the persons who have been authorized to give notices and communications under or in connection with the Transaction Documents.

         AUTHORISED OFFICERS

         NAME             POSITION                          SIGNATURE
         *                *
         *                *
         *                *

Signed:
        -------------------                            -----------------------
         Director
                                                       -----------------------
        -------------------
         Print name                                    -----------------------

DATED                     1996

                           SIXTH VARIATION AGREEMENT
                                   ANNEXURE A

                     AMENDED AND RESTATED CREDIT AGREEMENT

                           COMWELD GROUP PTY LIMITED

                                   (Borrower)

                          SYNDICATED CREDIT AGREEMENT

                            AS AMENDED AND RESTATED

                           (C) ALLEN ALLEN & HEMSLEY
                                     Sydney
                              Ref: KLO 1138940 JCC

                               TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         1.1       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2       Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.3       Determination, statement and certificate . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.4       Document or agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.5       Repayment and prepayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.6       Principal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.7       Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.8       Listing requirements included as law . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.9       Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.10      Current accounting practice and accounting terms . . . . . . . . . . . . . . . . . . . .  13
         1.11      Date of this Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.12      Transitional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.13      Relevant Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

2.       COMMITMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         2.1       Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.2       Allocation among Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.3       Obligations several  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

3.       CANCELLATION OF COMMITMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

         3.1       During Availability Period. Revolving Credit Commitments . . . . . . . . . . . . . . . .  14
         3.2       At end of Availability Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.3       Reduction on repayment or prepayment - Term Facility . . . . . . . . . . . . . . . . . .  14

4.       PURPOSE    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

5.       DRAWDOWN NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.1       When notice to be given  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.2       Notice of Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.3       Notification of Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

6.       SWITCHING, SPLITTING AND COMBINATION OF SEGMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  15

         6.1       Between Facilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         6.2       Limitations on switching . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         6.3       Splitting and combination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

7.       AMOUNT AND NUMBER OF SEGMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         7.1       Principal amount of Segments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         7.2       Number of Segments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

8.       SELECTION NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         8.1       When Notice to be given  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         8.2       Failure to give Selection Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         8.3       Notification of Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                                                       Page (ii)

9.       SELECTION OF FUNDING PERIODS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

10.      REPAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         10.1      Repayment - Term Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         10.2      Repayment - Revolving Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . .  17
         10.3      Allocation among Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         10.4      Allocation among Segments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

11.      PREPAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         11.1      Voluntary prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         11.2      Prepayments of Term Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         11.3      Voluntary prepayment on expiry of Funding Period . . . . . . . . . . . . . . . . . . . .  18
         11.4      Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         11.5      Limitation on prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         11.6      Application against repayment instalments. . . . . . . . . . . . . . . . . . . . . . . .  18
         11.7      Apportionment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         11.8      No redrawing - Term Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         11.9      Redrawing - Revolving Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . .  19

12.      TERM FACILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         12.1      Switch from Bill Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         12.2      Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         12.3      Preparation of Reliquefication Bills . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         12.4      Requirements of Reliquefication Bills  . . . . . . . . . . . . . . . . . . . . . . . . .  19
         12.5      Dealing with Reliquefication Bills . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         12.6      Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         12.7      Stamp duty on Reliquefication Bills  . . . . . . . . . . . . . . . . . . . . . . . . . .  20

13.      LC FACILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

         13.1      Issue of Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         13.2      Form and Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         13.3      Expiry date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         13.4      Cap and amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         13.5      Secured Financing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         13.6      Lender as Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         13.7      Agent's authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         13.8      Notification of issue  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         13.9      Drawings procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         13.10     Recovery by Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         13.11     Payment of Secured Financings by Borrower  . . . . . . . . . . . . . . . . . . . . . . .  22
         13.12     Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         13.13     Obligations unconditional  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         13.14     Indemnity from Lenders to Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

14.      CASH FACILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

         14.1      Advance of Segment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         14.2      Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

15.      BILL FACILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

         15.1      Preparation of bills . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                                                                     Page (iii)

         15.2      Requirements of Bills  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         15.3      Authority to complete Bills  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         15.4      Restriction on use of Bills by Agent and Lenders . . . . . . . . . . . . . . . . . . . .  24
         15.5      Notification of Bank Bill Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         15.6      Acceptance and discount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         15.7      Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         15.8      Cash cover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         15.9      Netting off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         15.10     Variation of procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         15.11     Overdraft if no rollover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

16.      PAYMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         16.1      Manner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         16.2      Payment to be made on Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         16.3      Distribution by Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         16.4      Appropriation where insufficient moneys available  . . . . . . . . . . . . . . . . . . .  26
         16.5      Unanticipated default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         16.6      Rounding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

17.      CHANGES IN LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

         17.1      Increased costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         17.2      Minimisation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         17.3      Survival of obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         17.4      Prepayment on increased costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         17.5      Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

18.      CONDITIONS PRECEDENT TO EACH SEGMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

19.      REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

         19.1      Representations and warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         19.2      Trustee representations and warranties . . . . . . . . . . . . . . . . . . . . . . . . .  32
         19.3      Reliance on representations and warranties . . . . . . . . . . . . . . . . . . . . . . .  33

20.      UNDERTAKINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         20.1      General undertakings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         20.2      Undertakings relating to Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . .  41
         20.3      Undertakings relating to Marketable Securities . . . . . . . . . . . . . . . . . . . . .  45
         20.4      Financial undertakings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         20.5      Prepayment on change in distribution of assets . . . . . . . . . . . . . . . . . . . . .  48
         20.6      Undertakings relating to Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         20.7      Term of undertakings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

21.      DESIGNATED EVENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

         21.1      Designated Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         21.2      Consequences . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         21.3      Cash cover for Letters of Credit and Bills . . . . . . . . . . . . . . . . . . . . . . .  54
         21.4      Technical default in payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

22.      GUARANTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

         22.1      Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

                                                                       Page (iv)

         22.2      Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         22.3      Unconditional nature of obligation . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         22.4      No marshalling . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         22.5      No competition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         22.6      Suspense account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         22.7      Rescission of payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         22.8      Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         22.9      Continuing guarantee and indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         22.10     Variations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         22.11     judgment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         22.12     Conditions precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

23.      INTEREST ON OVERDUE AMOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

         23.1      Accrual and payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         23.2      Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

24.      FEES       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

         24.1      Revolving Credit Facility fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         24.2      Letter of credit fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         24.3      Issuance fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         24.4      Agent's fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

25.      INDEMNITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

26.      CONTROL ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

27.      EXPENSES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

28.      STAMP DUTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

29.      SET-OFF    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

30.      WAIVERS, REMEDIES CUMULATIVE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

31.      SEVERABILITY OF PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

32.      SURVIVAL OF REPRESENTATIONS AND INDEMNITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

33.      MORATORIUM LEGISLATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

34.      ASSIGNMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

         34.1      Assignment by Borrower and Guarantor . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         34.2      Assignment by Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         34.3      Substitution certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         34.4      Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         34.5      No increased costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

35.      RELATIONSHIP OF LENDERS TO AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

         35.1      Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         35.2      Instructions; extent of discretion . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         35.3      No obligation to investigate authority . . . . . . . . . . . . . . . . . . . . . . . . .  65
         35.4      Agent not a fiduciary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                                                                        Page (v)

         35.5      Exoneration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         35.6      Delegation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         35.7      Reliance on documents and experts  . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         35.8      Notice of transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         35.9      Notice of default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         35.10     Agent as Lender and banker . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         35.11     Indemnity to Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         35.12     Independent investigation of credit  . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         35.13     No monitoring  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         35.14     Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         35.15     Replacement of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         35.16     Amendment of Transaction Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

36.      PROPORTIONATE SHARING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

         36.1      Sharing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         36.2      Refusal to join in action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         36.3      Sharing when Secured Financing or Bills repaid directly  . . . . . . . . . . . . . . . .  68

37.      AGENT DEALINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

38.      CONFIDENTIALITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

         38.1      Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         38.2      Permitted disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         38.3      Survival of obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

39.      NOTICES    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

40.      AUTHORISED OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

41.      GOVERNING LAW AND JURISDICTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

42.      COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

43.      ACKNOWLEDGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

44.      CONSENTS AND OPINIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

45.      SECURITY DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

         SCHEDULE 1 - LENDERS

         ANNEXURE A - DRAWDOWN NOTICE

         ANNEXURE B - SELECTION NOTICE

         ANNEXURE C - LETTER OF CREDIT AUTHORIZATION

         ANNEXURE D - FORM OF LETTER OF CREDIT

         ANNEXURE E - FINANCIAL INDEBTEDNESS

         ANNEXURE F - SUBSTITUTION CERTIFICATE

         ANNEXURE G - EXECUTIVE CONTRACT

                          SYNDICATED CREDIT AGREEMENT

AGREEMENT dated 3 August 1989, as amended and restated to 18 January 1996 between:

1.        COMWELD GROUP PTY LTD (formerly called Edinen Pty Ltd) (ACN 007 226
          815) incorporated in Victoria of 85 Chifley Drive, Preston, Victoria (the BORROWER);

2. DUXTECH PTY LIMITED (ACN 007 211 190) incorporated in Victoria of 85 Chifley Drive, Preston, Victoria (DUXTECH), QUETACK PTY LIMITED (ACN 007 226 575) incorporated in Victoria of 85 Chifley Drive, Preston, Victoria (QUETACK) and QUETALA PTY LIMITED (ACN 007 246 862) incorporated in Victoria of 85 Chifley Drive, Preston, Victoria in its personal capacity and as trustee of the Trust (QUETALA);

3. THERMADYNE AUSTRALIA PTY LIMITED (ACN 071 843 028) incorporated in Victoria of Room 1, Level 24, 385 Bourke Street, Melbourne, Victoria (THERMADYNE AUSTRALIA);

4.        EACH BANK OR FINANCIAL INSTITUTION named in Schedule 1 (each a
          LENDER); and

5. BT MANAGEMENT SERVICES PTY LTD (ACN 008 640 168) of The Chifley Tower, 2 Chifley Square, Sydney, New South Wales as agent for the Lenders (in this capacity, the AGENT).

RECITAL

The Borrower and each of Thermadyne Australia, Duxtech, Quetack and Quetala have requested the Lenders to provide the Borrower with facilities under which financial accommodation of up to a maximum amount of A$37,000,000 may be made available to the Borrower.

IT IS AGREED as follows.

1.        DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

          The following definitions apply unless the context requires otherwise.

          ACCOMMODATION DATE means a Drawdown Date or a Selection Date.

          ACCOUNTS means profit and loss accounts, balance sheets and cash flow statements together with any statements, reports (including, without limitation, any directors' and auditors' reports) and notes attached to or intended to be read with any of them.

          ASSOCIATE in relation to an entity means:

          (a)      a Related Corporation of that entity;

          (b) an entity, or the trustee or manager of a trust, which has a Controlling Interest in that entity, the Trust, or the manager or trustee of the Trust or a Related Corporation of that entity;

          (c) a Related Corporation of an entity included in paragraph (b) or (e);

          (d) an executive director of that entity or an entity included in paragraph (a), (b) or (c) or of the manager or of the trustee of any trust included in paragraph (a), (b) or (c) or a spouse, child, parent or sibling of that director;

          (e) a corporation, or the trustee or manager of a trust, in which one or more entity or person mentioned in paragraph
                   (a), (b), (c), (d), (e), (f) or (g) alone or together has a Controlling Interest;

          (f) the trustee of a discretionary trust of which an entity or person included in paragraph (a), (b), (c), (d), (e) or (g) is a beneficiary (whether or not through one or more other discretionary trusts); or

          (g) an entity of which an executive director of that entity or a Related Corporation of that entity is also a director.

          For the purposes of this definition:

          (i) where a person is a beneficiary of a discretionary trust, that person will be taken to own, and control, all the assets of that trust;

          (ii)     DIRECTOR has the meaning given in the Corporations Law; and

          (iii) a person has a CONTROLLING INTEREST in a corporation or trust if:

                   (A) the person "controls" that corporation or trust, as that term is defined in Accounting Standard AASB 1024: Consolidated Accounts: or

                   (B) the person has a relevant interest (as defined in the Corporations Law) in more than 20% of the issued or voting shares, units or other interests in the corporation or trust (in number, voting power or value), or would have that relevant interest if any rights were exercised to subscribe for, or acquire or convert into, shares, units or other interests which are issued or unissued. The definition of relevant interest applies as if units or other interests were shares.

          AUTHORISATION includes:

          (a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or

          (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

          AUTHORISED OFFICER means:

          (a) in respect of the Borrower, Thermadyne Australia or each Guarantor, any director or secretary, or any person from time to time nominated as an Authorised Officer by it by a notice to the Agent accompanied by certified copies of signatures of all new persons so appointed; and

          (b) in respect of the Agent or a Lender, any person whose title or acting title includes the word MANAGER, DIRECTOR or PRESIDENT or cognate expressions, or any secretary or director.

          AVAILABILITY PERIOD means for:

          (a) the Term Facility, the period commencing on the date of this Agreement and expiring on 15 March 1996 or, if earlier, the date on which all Term Commitments are fully utilised; or

          (b) the Revolving Credit Facility, the period commencing on the date of this Agreement and expiring on 31 December 2000 or, if earlier, the date on which all Revolving Credit Commitments are cancelled.

          BANK BILL RATE in relation to a Funding Period means:

          (a) the rate determined by the Agent to be the average bid rate (rounded up, if necessary, to the nearest two decimal places) displayed at or about 10.30 am (Sydney time) on the first day of that Funding Period on the Reuters screen BBSY page for a term equivalent or approximately equivalent to the Funding Period; or

          (b)      if:

                   (i) for any reason there is no rate displayed for a term equivalent or approximately equivalent to the Funding Period; or

                   (ii) the basis on which that rate is displayed is changed and in the reasonable opinion of the Agent that rate ceases to reflect the Lenders' cost of funding to the same extent as at the date of this Agreement, then the Bank Bill Rate will be the rate determined by the Agent to be the average of the buying rates quoted to the Agent by each of three Australian banks selected by the Agent at or about that time on that date for bills of exchange which are accepted by an Australian bank selected by the Agent and which have a term equivalent or approximately equivalent to the Funding Period. If there are no buying rates the rate will be the rate determined by the Agent to be its cost of funds.

          Rates will be expressed as a yield percent per annum to maturity.

          BENEFICIARY means the beneficiary of a Letter of Credit.

          BILL means a BILL OF EXCHANGE as defined in the Bills of Exchange Act 1909.

          BILL FACILITY means the Facility provided under Clause 15.

          BUSINESS means the business carried on by the Group comprising the manufacture and sale of arc welding equipment, welding consumables, gas welding and cutting equipment, high pressure gas control products, medical products, consumer spray painting products and industrial safety products.

          BUSINESS AGREEMENTS means:

          (a) the Trade Mark Licence Agreement and the Sale of Trade Marks Agreement each dated 23 December 1993 and each between The Commonwealth Industrial Gases Limited and the Borrower, and any agreement at any time entered into by a member of the Group which amends or replaces either of them;

          (b) the Marketing Agreements dated 3 August 1989 relating to gas and gear centres, medical equipment and cylinder valves respectively, between the Borrower and The

                   Commonwealth Industrial Gases Limited and any agreement at any time entered into by a member of the Group with any person which amends or replaces any of them;

          (c) the deed dated 6 July 1989 between The Commonwealth Industrial Gases Limited and the Borrower in relation to the acquisition of the issued capital in Philippine Welding Equipment Inc.; and

          (d) the letter dated 6 July 1989 from The Commonwealth Industrial Gases Limited to the Borrower in relation to the acquisition of the rights of The Commonwealth Industrial Gases Limited in P.T. Catu Tehnik Arga Uniggul.

          BUSINESS DAY means a weekday on which banks are open in Sydney and Melbourne.

          BUSINESS PLAN means in relation to any calendar year or part of a calendar year, the Borrower's cash flow forecast and budgets for that year or part together with any reports and notes attached to or intended to be read with any of them, containing:

          (a)      details of proposed capital expenditure;

          (b) the amount of projected purchases and sales between the Borrower or a Guarantor and an Associate of any of them; and

          (c) other categories of information as the Agent may reasonably require.

          CASH FACILITY means the Facility provided under Clause 14.

          CIG AGREEMENT means the agreement dated 3 August 1989 between The Commonwealth Industrial Gases Limited and Toronto Dominion Australia Limited (who, on the date of this Agreement, assigned to the Agent all its rights in and to that agreement as agent of the Lenders).

          COLLATERAL SECURITY means any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Secured Moneys.

          COMMITMENT in relation to a Lender means:

          (a)      in relation to the Term Facility, its Term Commitment; and

          (b) in relation to the Revolving Credit Facility, its Revolving Credit Commitment.

          DEED OF RETIREMENT AND APPOINTMENT means the deed dated the date of this Agreement under which BT Management Services Pty Ltd is substituted for Toronto Dominion Australia Limited as Agent.

          DESIGNATED EVENT means any of the events specified in Clause 21.

          DISTRIBUTION means:

          (a) any dividend or other distribution, whether of a capital or revenue nature, to a person's shareholders or stockholders as such;

          (b) any application or distribution of any property or assets to purchase, redeem or otherwise retire any shares or stock in a person;

          (c) any reduction (followed by any distribution) of a person's capital;

          (d) any payment or exchange of property or assets for property, assets or services for a consideration which exceeds the fair market value of the property, assets or services acquired, or any gift;

          (e) any transfer or settlement or setting aside of property or assets to meet or effect any other Distribution mentioned above.

          DRAWDOWN DATE means the date on which any accommodation under this Agreement is or is to be drawn.

          DRAWDOWN NOTICE means a notice under Clause 5.

          ENVIRONMENTAL LAW means a provision of a law or a law, which relates to an aspect of the environment or health.

          EXECUTIVE means:

          (a) Dennis George Klanjscek, of 2 Nillumbik Square, Diamond Creek, Victoria;

          (b) Kingsley Herbert Ediriweera, of 3 Landy Court, Wantirna South, Victoria;

          (c)      George Quigley Aitken, of 2 Vistaway Court, Donvale,
                   Victoria;

          (d)      Robert Leonard Kilcullen, of Lot 6 Keith Court, Research,
                   Victoria;

          (e)      Martin Quinn, of 9 Station Avenue, McKinnon, Victoria;

          (f)      Stanley James Gormley, of 10 The Mews, Viewbank, Victoria;

          (g)      Ross Pilling;

          (h)      Robert Wiseman

          (i)      John Wilson

          FACILITY means the Term Facility, the LC Facility, the Bill Facility or the Cash Facility.

          FINANCIAL INDEBTEDNESS means any indebtedness, present or future, actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatever. Without limitation, it includes indebtedness under or in respect of a negotiable or other financial instrument, Guarantee, interest, gold or currency exchange, hedge or arrangement of any kind, redeemable share, share the subject of a Guarantee, discounting arrangement, finance or capital Lease, hire purchase, deferred purchase price (for more than 180 days) of an asset or service or an obligation to deliver goods or other property or provide services paid for in advance by a financier or in relation to another other financing transaction.

          FREEHOLD LAND means the whole of the land in the State of Victoria comprised in Certificates of Title Volume 9585 Folio 782 and Volume 8315 Folio 650.

          FUNDING PERIOD means in relation to a Segment of:

          (a) the Term Facility or the Cash Facility, a period for the fixing of interest rates for the Segment;

          (b) the Bill Facility, the term of the Bills covered by the Segment; and

          (c) the LC Facility, the term of the Letter of Credit covered by the Segment.

          In each case the period commences on the Drawdown Date of the Segment or the last day of the preceding Funding Period of the Segment (as appropriate) and has a duration selected under Clause 9.

          GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange.

          GROUP means Thermadyne Australia and its Subsidiaries.

          GUARANTEE means any guarantee, indemnity, letter of credit, legally binding letter of comfort or suretyship, or any other obligation or irrevocable offer (whatever called and of whatever nature):

          (a)      to pay or to purchase;

          (b) to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

          (c) to indemnify against the consequences of default in the payment of; or

          (d)      to be responsible otherwise for,

          an obligation or indebtedness of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the insolvency or financial condition of another person.

          GUARANTOR means Duxtech, Quetack or Quetala.

          INDEMNIFIED PARTY means the Agent or a Lender.

          INDEX NUMBER means:

          (a) the quarterly Consumer Price Index Sydney All Groups number published by the Australian Bureau of Statistics;

          (b) if the quarterly Consumer Price Index Sydney All Groups number published by the Australian Bureau of Statistics is suspended or discontinued or the basis of calculating that index is changed substantially, the New South Wales Male Basic Wage applicable in the City of Sydney; or

          (c) if the system or practice of the determination of the New South Wales Male Basic Wage ceases, the index published at the date of this Agreement and at the time of variation of the Agent's Fee (as defined in Clause 24.4) by the Australian Bureau of Statistics which reflects fluctuations of the cost of living in Sydney, which shall be:

                   (i)     as agreed by the Agent and the Borrower; or

                   (ii) if those parties are unable to agree within 14 days after one of them proposes an index, as may be determined, at the request of either of them, by a suitably qualified person nominated by the President of the Australian Institute of Valuers, whose determination shall be final and binding on the parties (and whose cost shall be born by the Borrower). In making the determination, the person shall act as an expert and not as an arbitrator.

          INTELLECTUAL PROPERTY means any intellectual or industrial property including without limitation:

          (a) a patent, trade mark or service mark, copyright, registered design, trade secret, or confidential information; or

          (b) a license or other right to use or to grant the use of any of the foregoing or to be the registered proprietor or user of any of the foregoing.

          LC FACILITY means the Facility provided under Clause 13.

          LEASE means:

          (a) any lease, charter, hire purchase or hiring arrangement of any property (including, without limitation, a right to use Intellectual Property or a franchise);

          (b) an agreement under which property is or may be used or operated by a person other than the owner; or

          (c) an agreement or arrangement under which property is or may be managed or operated by a person other than the owner, and the operator or manager or its Related Corporation or Associate (whether in the same or another agreement or arrangement) is required to make or assure minimum, fixed and/or floating rate payments of a periodic nature.

          LENDER means a bank or financial institution named in Schedule 1.

          LENDER TRANSFER means the lender transfer agreement dated on or about the date of this Agreement between Bankers Trust Australia Limited, Toronto Dominion Australia Limited, the Borrower and others.

          LETTER OF CREDIT means a standby letter of credit issued or to be issued under this Agreement.

          LIQUIDATION includes receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, bankruptcy or death.

          MAJORITY LENDERS means Lenders whose Commitments are more than two thirds of the total of the Commitments.

          MARGIN means:

          (a)      in relation to the Term Facility: 1.50% per annum; and

          (b) in relation to the Revolving Credit Facility: 0.75% per annum.

          MARKETABLE SECURITY has the meaning given in the Corporations Law, but also includes:

          (a) a document referred to in the exceptions to the definition of "debenture" in the Corporations Law;

          (b)      a unit or other interest in a trust or partnership;

          (c)      a negotiable instrument; and

          (d) a right or an option in respect of a Marketable Security, whether issued or unissued, including, without limitation, any of the above.

          MATERIAL ADVERSE EFFECT means, in the reasonable opinion of the Agent, a material adverse effect on the ability of a Relevant Company to perform its obligations under a Relevant Document, on the security of the Indemnified Parties or on the financial condition or business of a Relevant Company.

          MATERIAL DOCUMENT means:

          (a)      a Transaction Document;

          (b)      the Trust Deed;

          (c)      the Business Agreements; or

          (d) another document or agreement which is material to the Business, the Mortgaged Property or the security of the Indemnified Parties, or which is specified by the Agent as being so.

          MORTGAGE means the mortgage dated 3 August 1989 between Quetala and the Agent (as the successor of Toronto Dominion Australia Limited) in respect of the Freehold Land.

          MORTGAGED PROPERTY means the property mortgaged or charged by a Security Document or any Collateral Security.

          NEW RIGHTS means all assets, rights, powers and proceeds of any nature at any time attaching to, or arising out of a holding in, any Marketable Securities included in the Mortgaged Property, including, without limitation:

          (a)      all money, distributions and dividends;

          (b) any Marketable Security, any right to take up Marketable Securities or any allotment of further Marketable Securities, and includes any certificate or other evidence of title to the Marketable Securities or to anything specified in this definition;

          (c) any proceeds of, or of the disposal of, anything specified in this definition; and

          (d) any Marketable Security resulting from the conversion, consolidation or sub-division of a Marketable Security, and includes any certificate or other evidence of title to a Marketable Security or to anything specified in this definition.

          PARENT FUNDING means Financial Indebtedness of the Borrower or a Guarantor at any time to Thermadyne Holdings, Thermadyne Australia or another of its holding companies (other than Duxtech).

          POTENTIAL DESIGNATED EVENT means anything which with the giving of notice or passage of time or both would become a Designated Event.

          PRINCIPAL OUTSTANDING means the total principal amount of all outstanding Segments.

          QUARTERLY DATE means the last day of March, June, September and December in each year.

          RELATED CORPORATION has the meaning given to RELATED BODY CORPORATE in the Corporations Law, but on the basis that SUBSIDIARY has the meaning given in this Agreement and that BODY CORPORATE includes any entity or a trust.

          RELEVANT COMPANY means:

          (a) Thermadyne Australia, the Borrower, a Guarantor or any of their respective Subsidiaries; or

          (b) another person who gives or creates a Guarantee or Security Interest which secures any Secured Moneys.

          RELEVANT DOCUMENT means a Transaction Document or a Material
          Document.

          RELIQUEFICATION BILL means a Bill drawn under Clause 12.

          REPAYMENT DATE means in relation to:

          (a) the Term Facility, 30 June 1996, 31 December 1996, 30 June 1997, 31 December 1997, 30 June 1998, 31 December 1998, 30
                   June 1999, 31 December 1999, 30 June 2000 and 31 December 2000; and

          (b)      the Revolving Credit Facility, 31 December 2000.

          RESTRICTED TRANSACTION means any transaction entered into or to be entered into by the Borrower or a Guarantor which does or might result in the Borrower or a Guarantor being or becoming liable to make a payment or to deliver any property or assets to, or in respect of any liability of, an Associate of the Borrower or of a Guarantor other than the allotment of ordinary shares in the Borrower or a Guarantor for full consideration in cash.

          REVOLVING CREDIT COMMITMENT in relation to a Lender means the amount opposite its name in Column 2 of Part B of Schedule 1, as reduced or canceled under this Agreement.

          REVOLVING CREDIT FACILITY means the LC Facility, the Bill Facility and the Cash Facility.

          SAME DAY FUNDS means a bank cheque or other immediately available funds.

          SECURED FINANCING means accommodation provided to the Borrower by a Beneficiary on the security of a Letter of Credit.

          SECURED MONEYS means all money which the Borrower (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of an Indemnified Party (whether alone or with another person) for any reason whatever under or in connection with a Transaction Document.

          It includes, without limitation, money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a Transaction Document, or as a result of a breach of or default under or in connection with a Transaction Document.

          Where the Borrower would have been liable but for its Liquidation, it will be taken still to be liable.

          SECURITY DOCUMENT means:

          (a) the Unit Mortgage dated 3 August 1989 between Quetack and the Agent (as the successor of Toronto Dominion Australia Limited);

          (b) the Charge dated 3 August 1989 between the Borrower and the Agent (as the successor of Toronto Dominion Australia Limited) in respect of Victorian property;

          (c) the Charge dated 3 August 1989 between the Borrower and the Agent (as the successor of Toronto Dominion Australia Limited) in respect of non-Victorian property;

          (d) the Charge dated 3 August 1989 between Quetala and the Agent (as the successor of Toronto Dominion Australia Limited);

          (e) the Charge dated 3 August 1989 between Duxtech and the Agent (as the successor of Toronto Dominion Australia Limited); and

          (f)      the Mortgage.

          SECURITY INTEREST includes any mortgage, pledge, lien or charge or any security or preferential interest or arrangement of any kind or any other right of, or arrangement with, any creditor to have its claims satisfied in priority to other creditors with, or from the proceeds of, any asset.

          Without limitation it includes retention of title other than in the ordinary course of day-to-day trading and a deposit of money by way of security but it excludes a charge or lien arising in favor of a Governmental Agency by operation of statute unless there is default in payment of moneys secured by that charge or lien.

          SEGMENT means each portion of the accommodation made available under a Facility which has the same Funding Period and Selection Date.

          SELECTION DATE means the last day of a Funding Period or a day on which any switch is or is to be made under this Agreement.

          SELECTION NOTICE means a notice under Clause 8.

          SHARE of a Lender, in respect of a Segment, means the proportion of that Lender's participation in that Segment to the amount of the Segment (such proportion to be determined under Clause 2).

          SUBSIDIARY has the meaning given in the Corporations Law but so that:

          (a) an entity will also be deemed to be a Subsidiary of a company if it is controlled by that company (expressions used in this paragraph have the meanings given for the purposes of Parts 3.6 and 3.7 of the Corporations Law);

          (b) a trust may be a Subsidiary, for the purposes of which a unit or other beneficial interest will be regarded as a share; and

          (c) a corporation or trust may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation.

          TAX includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Governmental Agency, and any related interest, penalty, charge, fee or other amount.

          TERM COMMITMENT in relation to a Lender means the amount opposite its name in Column 2 of Part A of Schedule 1, as reduced or cancelled under this Agreement.

          TERM FACILITY means the Facility provided under Clause 12.

          THERMADYNE HOLDINGS means Thermadyne Holdings Corporation of 101 South Hanley Road, St Louis, MO 63105.

          THERMADYNE SHAREHOLDERS LOAN means the loan made on or about the date of this Agreement by Thermadyne Holdings to Thermadyne Australia (as contemplated by clause 2(b)(xii) of the Lender Transfer).

          TRANSACTION DOCUMENT means

          (a)      this Agreement;

          (b)      each Security Document and any Collateral Security;

          (c)      the CIG Agreement;

          (d)      the Deed of Retirement and Appointment; or

          (e)      the Lender Transfer,

          or a document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above. It includes, without limitation, an undertaking by or to a party or its lawyers under or in relation to any of the above.

          TRUST means the trust known as "Quetala Unit Trust" established under the Trust Deed.

          TRUST DEED means the deed entitled "Unit Trust Deed" between Quetala and Quetack dated 27 July 1989.

          UNDRAWN REVOLVING CREDIT COMMITMENT means a Lender's Revolving Credit Commitment less the total principal amount of its Share of all outstanding Segments of the Revolving Credit Facility.

          1.2      INTERPRETATION

          Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

          (a)      The singular includes the plural and the converse.

          (b)      A gender includes all genders.

          (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

          (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of the foregoing.

          (e) A reference to a Clause, Annexure or Schedule is a reference to a clause of, or annexure or schedule to, this Agreement.

          (f) A reference to a party to this Agreement or another agreement or document includes the party's successors and permitted substitutes or assigns.

          (g) A reference to an agreement or document is to the agreement or document as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Agreement.

          (h) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

          (i) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

          (j) A reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing.

          (k) A reference to discounting a Bill includes selling it as agent for the Borrower.

          (l) A Designated Event SUBSISTS until it has been waived in writing by the Agent acting on the instructions of all Lenders.

          (m) A reference to an amount for which a person is contingently liable includes, without limitation, an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

          (n)      SUBSTANTIAL means not merely nominal.

          (o)      All references to dollars are to Australian dollars.

1.3       DETERMINATION, STATEMENT AND CERTIFICATE

          Except where otherwise provided in this Agreement any determination, statement or certificate by the Agent or any Lender or an Authorised Officer of the Agent or any Lender provided for in this Agreement is sufficient evidence of each thing determined, stated or certified unless it is proven wrong.

1.4       DOCUMENT OR AGREEMENT

          A reference to an AGREEMENT includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing. A reference to a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

1.5       REPAYMENT AND PREPAYMENT

          A reference to REPAYMENT or PREPAYMENT of:

          (a) all or part of a Segment of the LC Facility is to payment to the Agent of the whole or the relevant portion of the face amount of the relevant Letter of Credit or the reduction, expiry or cancellation of that Letter of Credit (if that Letter of Credit has not been drawn on); and

          (b) all or part of a Segment of the Bill Facility is to payment to the Agent of the total face amount of the Bills comprising that Segment or part.

1.6       PRINCIPAL

          A reference to PRINCIPAL or PRINCIPAL AMOUNT, in relation to a Segment of:

          (a) the LC Facility, is to the face amount of the Letter of Credit comprising that Segment; and

          (b) the Bill Facility, is to the total face amount of the outstanding Bills comprising that Segment.

1.7       OUTSTANDING

          (a) A reference to an OUTSTANDING Letter of Credit is to a Letter of Credit which has not expired (or which has expired but a draft has been drawn or payment made under it) and for which the Borrower has not provided cash cover under this Agreement or reimbursement in full.

          (b) A reference to an OUTSTANDING Bill is to a Bill which has been accepted or discounted under this Agreement for which the Borrower has not paid the face amount or provided cash cover under this Agreement (whether or not that Bill has matured or been presented for payment or been paid on presentation by the relevant Lender).

1.8       LISTING REQUIREMENTS INCLUDED AS LAW

          A listing rule or business rule of a stock exchange (as defined in section 603 of the Corporations Law) will be regarded as a LAW.

1.9       TRUST

          Unless the context requires otherwise, a reference to a transaction, asset, act or liability of any nature of Quetala includes its transactions, assets, acts or liabilities as trustee of the Trust. Where Quetala incurs an obligation, it incurs that obligation both in its own right and in its capacity as trustee, unless the obligation relates only to an asset which it holds in its own right and not as trustee. Without limitation, a reference to a RELATED CORPORATION of Quetala includes a Related Corporation of the Trust.

1.10      CURRENT ACCOUNTING PRACTICE AND ACCOUNTING TERMS

          A reference to CURRENT ACCOUNTING PRACTICE is to accounting principles and practices applying by law or otherwise generally accepted in Australia, consistently applied. Unless otherwise defined, accounting terms should be interpreted in accordance with current accounting practice.

1.11      DATE OF THIS AGREEMENT

          A reference to the DATE OF THIS AGREEMENT is to the date of the sixth amending agreement to this Agreement, namely 18 January 1996.

1.12      TRANSITIONAL

          All Bills and Letters of Credit accepted or issued (as appropriate) under this Agreement before the date of this Agreement and outstanding on that date will be taken to have been accepted or issued (as appropriate) under the Revolving Credit Facility.

1.13      RELEVANT AGREEMENT

          This Agreement and each other Transaction Document is a RELEVANT AGREEMENT within the meaning of each Security Document.

1.14      COMMONWEALTH INDUSTRIAL GASES LIMITED

          The Commonwealth Industrial Gases Limited has changed its name to BOC Gases Australia Limited.

2.        COMMITMENTS

2.1       COMMITMENTS

          Subject to this Agreement each Lender agrees with the Borrower to make available its participation in each Segment of each Facility. The total principal amount of a Lender's participation in all outstanding Segments of:

          (a) the LC Facility, the Bill Facility and the Cash Facility will not at any time exceed its Revolving Credit Commitment; and

          (b)      the Term Facility will not at any time exceed its Term
                   Commitment.

2.2       ALLOCATION AMONG LENDERS

          Each Lender shall participate in each Segment of a Facility ratably according to its Commitment for that Facility.

2.3       OBLIGATIONS SEVERAL

          The obligations and rights of each Lender under this Agreement are several and:

          (a) failure of a Lender to carry out its obligations does not relieve any other Lender of its obligations;

          (b) no Lender is responsible for the obligations of any other Lender or the Agent; and

          (c) subject to the Transaction Documents each Lender may separately enforce its rights under any Transaction Document.

3.        CANCELLATION OF COMMITMENTS

3.1       DURING AVAILABILITY PERIOD - REVOLVING CREDIT COMMITMENTS

          (a) On giving not less than five Business Days irrevocable notice to the Agent the Borrower may cancel all or part of the Undrawn Revolving Credit Commitments during the Availability Period for the Revolving Credit Facility. A partial cancellation must be in a minimum of $1,000,000 and in a whole multiple of $1,000,000 unless the Agent agrees otherwise.

          (b) Any partial cancellation will be applied ratably against the Undrawn Revolving Credit Commitment of each Lender. The Agent shall promptly notify each Lender of any notice received under this clause and the amount of that Lender's Revolving Credit Commitment which is cancelled.

3.2       AT END OF AVAILABILITY PERIOD

          All the Commitments for a Facility will be cancelled automatically at the close of business (Sydney time) on the last day of the Availability Period for that Facility.

3.3       REDUCTION ON REPAYMENT OR PREPAYMENT - TERM FACILITY

          On any repayment under Clause 10.1 or any prepayment of all or part of the Principal Outstanding of the Term Facility, the Term Commitments will be reduced by an amount equal to the principal amount so repaid or prepaid.

4.        PURPOSE

          The Borrower shall use the net proceeds of all accommodation provided under this Agreement and of any Secured Financing:

          (a) in the case of accommodation provided under the Term Facility, in accordance with Clause 12.1; or

          (b) in any other case, for its working capital or trade finance requirements from time to time, and for no other purpose.

5.        DRAWDOWN NOTICES

5.1       WHEN NOTICE TO BE GIVEN

          Whenever the Borrower wishes to make a drawing under the Revolving Credit Facility it shall give to the Agent an irrevocable Drawdown Notice substantially in the form of Annexure A. That Drawdown Notice must be received by the Agent by 11 am (Sydney time) five Business Days before the proposed Drawdown Date (which must be a Business
          Day).

5.2       NOTICE OF FACILITY

          Each Drawdown Notice will specify whether a drawing is to be made under the LC Facility, the Bill Facility or the Cash Facility.

5.3       NOTIFICATION OF LENDERS

          The Agent shall give prompt notice to each Lender of the contents of each Drawdown Notice and the amount of each Lender's Share of each Segment of the relevant Facility requested.

6.        SWITCHING, SPLITTING AND COMBINATION OF SEGMENTS

6.1       BETWEEN FACILITIES

          Subject to this Agreement, pursuant to a Selection Notice, the Borrower may switch all or part of any Segment:

          (a) once only, in accordance with Clause 12.1, from the Bill Facility to the Term Facility; or

          (b) from the LC Facility, the Bill Facility or the Cash Facility to another such Revolving Credit Facility.

6.2       LIMITATIONS ON SWITCHING

          Subject to Clause 12.1, the Borrower may only switch under this clause:

          (a) all or part of any Segment of the Bill Facility or the Cash Facility on the last day of a Funding Period for that Segment;

          (b) all or part of any Segment of the LC Facility on cancellation of all or part of the relevant Letter of Credit to the satisfaction of the Agent;

          (c) where part only of a Segment is switched into another Facility, if each of the resulting Segments will comply with Clause 7.1; and

          (d) if on the Selection Date it repays the amount of the Segment which is to be switched.

6.3       SPLITTING AND COMBINATION

          Subject to Clause 7, the Borrower may split or combine Segments.

7.        AMOUNT AND NUMBER OF SEGMENTS

7.1       PRINCIPAL AMOUNT OF SEGMENTS

          The Borrower shall ensure that the principal amount of each Segment is a minimum of A$1,000,000 and a whole multiple of A$500,000.

7.2       NUMBER OF SEGMENTS

          The Borrower shall ensure that there are no more than 10 Segments outstanding at any time.

8.        SELECTION NOTICE

8.1       WHEN NOTICE TO BE GIVEN

          By 11 am (Sydney time) three Business Days before the last day of each Funding Period the Borrower shall give to the Agent an irrevocable Selection Notice unless the Borrower is obliged to repay or prepay the relevant Segment on that last day in accordance with this Agreement. The Selection Notice must be substantially in the form of Annexure B.

8.2       FAILURE TO GIVE SELECTION NOTICE

          If the Borrower fails to give a Selection Notice in accordance with Clause 8.1 it will be taken to have served a Selection Notice electing to continue the Segment under the same Facility with the same Funding Period, and making without qualification the statement set out in paragraph (4)(a) and (b) of Annexure B.

8.3       NOTIFICATION OF LENDERS

          The Agent shall give prompt notice to each Lender of the contents of each Selection Notice and the amount of each Lender's Share of each Segment to be continued.

9.        SELECTION OF FUNDING PERIODS

          (a) Subject to this Clause, the Borrower may only select the following Funding Periods for the following Facilities:

                   (i) Term Facility: one, two, three, four or six months;

                   (ii) Bill Facility or Cash Facility: one, two, three, four or six months; and

                   (iii) LC Facility: up to 12 months or any longer period agreed by all Lenders.

          (b) The Borrower may select any other period agreed by the Agent.

          (c) Should a Funding Period end on a day which is not a Business Day, that Funding Period will be extended to the next Business Day in the same calendar month or, if none, the preceding Business Day.

          (d) If a Funding Period of a number of months commences on a date in a month and there is no corresponding date in the month in which it is to end, it will end on the last Business Day of the latter month.

          (e) No Funding Period for a Segment of a Facility may extend beyond the final Repayment Date for that Facility. The Borrower shall select Funding Periods for Segments of the Term Facility so as to ensure that each Repayment Date for that Facility coincides with the last day of Funding Periods of outstanding Segments of the Term Facility which have a principal amount not less than the principal amount to be repaid on that day.

          (f) If the Borrower fails to select Funding Periods complying with this clause the Agent may vary any Drawdown Notice or Selection Notice to ensure compliance.

10.       REPAYMENT

10.1      REPAYMENT - TERM FACILITY

          (a) The Borrower shall repay the Principal Outstanding under the Term Facility by installments on the Repayment Dates for that Facility.

          (b) Each instalment will be of a principal amount in accordance with the following:


         -----------------------------------------------------------------
            REPAYMENT DATE             AMORTISATION          TERM FACILITY
                                       (A$MILLION)             PRINCIPAL
                                                              OUTSTANDING
                                                              (A$MILLION)
         -----------------------------------------------------------------
         -----------------------------------------------------------------
         30 June 1996                        0 .5                  14.5
         -----------------------------------------------------------------
         31 December 1996                    0 .5                  14.0
         -----------------------------------------------------------------
         30 June 1997                        1 .5                  12.5
         -----------------------------------------------------------------
         31 December 1997                    1 .5                  11.0
         -----------------------------------------------------------------
         30 June 1998                        1 .5                  9 .5
         -----------------------------------------------------------------
         31 December 1998                    1 .5                  8 .0
         -----------------------------------------------------------------
         30 June 1999                        2 .0                  6 .0
         -----------------------------------------------------------------
         31 December 1999                    2 .0                  4 .0
         -----------------------------------------------------------------
         30 June 2000                        2 .0                  2 .0
         -----------------------------------------------------------------
         31 December 2000                    2 .0                  0 .0
         -----------------------------------------------------------------

          (c) The final instalment will be the Principal Outstanding under the Term Facility as at the final Repayment Date.

10.2      REPAYMENT - REVOLVING CREDIT FACILITY

          The Borrower shall repay the Principal Outstanding under the Revolving Credit Facility on the Repayment Date for that Facility.

10.3      ALLOCATION AMONG LENDERS

          Repayments under each Facility will be applied ratably among the Lenders according to their participations in the Principal Outstanding for that Facility.

10.4      ALLOCATION AMONG SEGMENTS

          All repayments will be applied in reduction of those Segments which the Borrower may specify after consultation with the Agent. To the extent practicable repayments will only be applied against Segments which have Selection Dates falling on the relevant Repayment Date.

11.       PREPAYMENTS

11.1      VOLUNTARY PREPAYMENTS

          (a) Subject to this clause, if it gives at least 5 Business Days' prior notice to the Agent (who shall promptly notify the Lenders) the Borrower may prepay all or part of the Principal Outstanding under the Term Facility or the Revolving Credit Facility. That notice is irrevocable. The Borrower shall prepay in accordance with it.

          (b) Unless the Agent agrees otherwise, prepayment of part only of a Segment may only be made in a principal amount of a minimum of $1,000,000 and a whole multiple of $1,000,000.

11.2      PREPAYMENTS OF TERM FACILITY

          (a) The Borrower may not prepay under Clause 11.1 all or part of the Principal Outstanding of the Term Facility unless at the same time it cancels an amount of the Revolving Credit Commitments equal to the same proportion of the total Revolving Credit Commitments as the Principal Outstanding of the Term Facility to be prepaid bears to the total Principal Outstanding of the Term Facility.

          (b) Cancellations affecting utilized Revolving Credit Commitments may only be made on the last day of the Funding Period of Segments of the Revolving Credit Facility of a total principal amount at least equal to the utilized amount to be canceled. The Borrower shall reduce the Principal Outstanding of the Revolving Credit Facility to the extent necessary to ensure that it does not exceed at any time the total Revolving Credit Commitments.

11.3      VOLUNTARY PREPAYMENT ON EXPIRY OF FUNDING PERIOD

          Prepayments under Clause 11.1 may only be made on the last day of the Funding Period of the relevant Segment.

11.4      INTEREST

          The Borrower shall pay any interest accrued on any amount prepaid under this Agreement at the time of the prepayment.

11.5      LIMITATION ON PREPAYMENTS

          The Borrower may not prepay all or part of the Principal Outstanding except in accordance with this Agreement.

11.6      APPLICATION AGAINST REPAYMENT INSTALLMENTS

          Prepayments of the Principal Outstanding under the Term Facility will be applied against repayment installments under the Term Facility in inverse order of maturity.

11.7      APPORTIONMENT

          Prepayments under Clause 11.1 will be applied ratably in reduction of the respective participations of all the Lenders in the Principal Outstanding under the applicable Facility.

11.8      NO REDRAWING - TERM FACILITY

          Prepayments or repayments under the Term Facility will not be available for redrawing.

11.9      REDRAWING - REVOLVING CREDIT FACILITY

          Subject to this Agreement, prepayments or repayments under the Revolving Credit Facility will be available for redrawing.

12.       TERM FACILITY

12.1      SWITCH FROM BILL FACILITY

          (a) The Borrower will be taken to have served a Selection Notice electing to switch, on the date of this Agreement, Segments (or parts of Segments) of the Bill Facility of a total principal amount equal to the sum of the Term Commitments, into a Segment of the Term Facility with a Funding Period of one month commencing on the date of this Agreement.

          (b) Despite Clause 15.8, the Borrower will not be obliged to repay the Segments (or parts of Segments) of the Bill Facility which are to be switched under paragraph (a) but from the date of this Agreement an amount equal to the total face amount of the Bills comprising those Segments or parts will be taken to be an outstanding Segment of the Term Facility.

12.2      INTEREST

          Interest will accrue from day to day on the outstanding principal amount of each Segment of the Term Facility at the rate calculated by the Agent to be the aggregate of the applicable Margin and the Bank Bill Rate for the relevant Funding Period. The Borrower shall pay accrued interest in arrears on the last day of each Funding Period and on repayment or prepayment of all or the relevant part of the Segment.

12.3      PREPARATION OF RELIQUEFICATION BILLS

          The Borrower irrevocably and for valuable consideration authorizes each Lender (at the option of the Lender) from time to time:

          (a) to prepare Reliquefication Bills in relation to a Segment of the Term Facility; and

          (b) by its Authorized Officer, to sign them as drawer, endorser and/or acceptor in the name of and on behalf of the Borrower.

12.4      REQUIREMENTS OF RELIQUEFICATION BILLS

          (a) The total face amount of Reliquefication Bills prepared by any Lender and outstanding in relation to any Segment must not at any time exceed:

                   (i) that Lender's Share of the principal amount of that Segment; plus

                   (ii) the total interest which has accrued or will accrue on that Share during the relevant Funding Period.

          (b) Reliquefication Bills must mature on or before the last day of the relevant Funding Period.

12.5      DEALING WITH RELIQUEFICATION BILLS

          Each Lender may realize or deal with any Reliquefication Bill prepared by it as it thinks fit.

12.6      INDEMNITY

          (a) Each Lender shall indemnify the Borrower on demand against all liabilities, costs and expenses incurred by the Borrower by reason of it being a party to a Reliquefication Bill prepared by that Lender.

          (b) Paragraph (a) does not affect any obligation of the Borrower under this Agreement. In particular the obligation of the Borrower to pay any principal, interest or other moneys under this Agreement is absolute and unconditional. It is not in any way affected by any liability of a Lender, contingent or otherwise, under this indemnity.

          (c) If a Reliquefication Bill is presented to the Borrower and the Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys outstanding under this Agreement to that Lender.

12.7      STAMP DUTY ON RELIQUEFICATION BILLS

          Each Lender shall pay any stamp duty on Reliquefication Bills requested by it.

13.       LC FACILITY

13.1      ISSUE OF LETTERS OF CREDIT

          Subject to this Agreement, whenever the Borrower gives a Drawdown Notice or Selection Notice requesting a Segment of the LC Facility:

          (a)      the Agent shall promptly notify the Lenders;

          (b) by 11.00 am (Sydney time) on the second Business Day before each Accommodation Date each Lender shall authorize the Agent to execute and issue on its behalf the Letter of Credit requested in the relevant Drawdown Notice or Selection Notice;

          (c) that authorization must be substantially in the form of Annexure C and must be given by tested telex or other means acceptable to the Agent; and

          (d) if it receives those authorizations, on that Accommodation Date the Agent shall issue the Letter of Credit on behalf of the Lenders in their respective Shares.

13.2      FORM AND BENEFICIARY

          (a) Each Letter of Credit must be substantially in the form of Annexure D or in any other form agreed by the Agent, the Borrower and the Lenders.

          (b) The Beneficiary must be Commonwealth Bank of Australia or another person agreed by the Agent and the Borrower.

13.3      EXPIRY DATE

          Each Letter of Credit must expire on the last day of the Funding Period of the relevant Segment specified in the relevant Drawdown Notice or Selection Notice.

13.4      CAP AND AMOUNT

          (a) The aggregate principal amount of all accommodation outstanding under the LC Facility must not at any time exceed A$10,000,000.

          (b) The face amount of any Letter of Credit must be a minimum of A$2,000,000, or any other amount agreed by the Agent, and must not cause a breach of the limit in Clause 2.1.

13.5      SECURED FINANCING

          (a) The Borrower shall ensure that it is a term of any Secured Financing that at any time after a declaration by the Agent under Clause 21.2(a) all moneys owing under that Secured Financing (whether actually or contingently) will be immediately due and payable upon written request by the Agent (acting on the instructions of the Majority Lenders) to the Beneficiary.

          (b) The Secured Financing must be on terms and conditions acceptable to the Agent.

13.6      LENDER AS BENEFICIARY

          A Lender may be a Beneficiary of a Letter of Credit. In that case, when demand is made by it under the Letter of Credit, it will be deemed to have made a payment equal to its Share of the amount of the demand.

13.7      AGENT'S AUTHORITY

          Each Lender irrevocably authorizes the Agent to issue Letters of Credit on its behalf and in its name in accordance with this Clause. The Agent may rely on any tested telex or other communication that it believes genuine.

13.8      NOTIFICATION OF ISSUE

          The Agent shall promptly inform the Lenders of the issue of any Letter of Credit.

13.9      DRAWINGS PROCEDURE

          (a) The Agent shall give each Lender prompt notice of any claim under any Letter of Credit. That notice will include or have attached the form of the claim and its annexures and specify the amount claimed from that Lender.

          (b) If the claim complies with the Letter of Credit each Lender shall pay the Agent the amount payable by that Lender under the Letter of Credit as soon as practicable and no later than the next Business Day.

13.10     RECOVERY BY AGENT

          (a) Unless it has received notice to contrary, the Agent may assume that each Lender will pay the full amount payable by it under Clause 13.9(b). In reliance on that assumption it may pay that amount to the Beneficiary under the Letter of Credit. It is not bound to do so.

          (b)      If that amount is paid by the Agent but is not paid by the
                   Lender:

                   (i) the Agent may recover it from the Lender on demand with interest, which will accrue at the rate determined by the Agent, in accordance with its usual practice, as the rate for advances of similar duration and amount to banks and financial institutions of the standing of the Lender; and

                   (ii) so long as and to the extent that it is not paid by the Lender the Agent may recover it from the Borrower under Clause 13.12 as if it were a

                             Lender and the relevant amount had been paid by it as a Lender under the Letter of Credit.

                   The Agent may make simultaneous claims under sub-paragraphs
                   (i) and (ii) but, with the exception of accrued interest, amounts paid under one will commensurately reduce the amount payable under the other.

13.11     PAYMENT OF SECURED FINANCINGS BY BORROWER

          The Borrower shall pay all principal, interest and other amounts when due and payable under or in relation to each Secured Financing.

13.12     INDEMNITY

          (a) (PAYMENT) On demand the Borrower shall pay to the Agent in the currency of the relevant Letter of Credit for the account of each Lender all amounts paid or required to be paid by the Lender under any Letter of Credit together with interest from the date of payment under the Letter of Credit calculated as specified in Clause 23.

          (b) (GENERAL INDEMNITY) On demand the Borrower shall indemnify each Lender and the Agent against any loss, cost, charge, liability or expense sustained or incurred in relation to any Letter of Credit or as a direct or indirect consequence of any claim made or purported to be made under any Letter of Credit, or anything done by any person who is, or claims to be, entitled to the benefit of a Letter of Credit.

13.13     OBLIGATIONS UNCONDITIONAL

          The Borrower's obligations under Clause 13.12 are absolute and unconditional. They will not be subject to any reduction, termination or other impairment by any set-off, deduction, abatement, counterclaim, agreement, defence, suspension, deferment or otherwise and the Borrower will not be released, relieved or discharged from any obligations under this Agreement, nor will such obligations be prejudiced or affected, for any reason including without limitation:

          (a) any falsity, inaccuracy, insufficiency or forgery of or in any demand, certificate or declaration or other document which on its face purports to be signed or authorised pursuant to a Letter of Credit;

          (b) any failure by any Lender or the Agent to enquire whether any cable or telex has been inaccurately transmitted or received from any cause or has been sent by an unauthorised person;

          (c) the impossibility or illegality of performance of or any invalidity of or affecting any Transaction Document, any Secured Financing or any Letter of Credit or any other agreement;

          (d) any act of any Governmental Agency or arbitrator, including any law, judgment, decree or order at any time in effect in any jurisdiction affecting any of the terms of any Transaction Document, any Secured Financing or any other document delivered pursuant to any Transaction Document;

          (e) any failure to obtain any Authorisation necessary or appropriate in connection with this Agreement;

          (f) any time, waiver or other indulgence granted by any Lender or the Agent; or

          (g) any other cause or circumstance, foreseen or unforeseen, whether similar or dissimilar to any of the above affecting any Transaction Document, any Secured Financing or any transaction under any Transaction Document, and neither the Agent nor the Lenders are liable or under any duty to enquire in respect of any of the matters mentioned in the above paragraphs.

13.14     INDEMNITY FROM LENDERS TO AGENT

          Each Lender shall indemnify the Agent (in that capacity only) for any loss, cost, charge, liability or expense the Agent may sustain or incur in relation to or as a direct or indirect consequence of the issue of a Letter of Credit on that Lender's behalf.

14.       CASH FACILITY

14.1      ADVANCE OF SEGMENT

(a) Subject to this Agreement, whenever the Borrower requests a Segment of the Cash Facility, each Lender shall make available its Share of that Segment to the Agent in immediately available funds by 11.00 am (Sydney time) on the relevant Accommodation Date for the account of the Borrower, except to the extent the Segment continues a previous Segment of the Cash Facility.

(b) On receipt the Agent will pay it to the relevant account specified in the Drawdown Notice or Selection Notice.

14.2      INTEREST

          Interest will accrue from day to day on the outstanding principal amount of each Segment of the Cash Facility at the rate calculated by the Agent to be the aggregate of the applicable Margin and the Bank Bill Rate for the Funding Period of that Segment. The Borrower shall pay accrued interest in arrears on the last day of each Funding Period and on repayment or prepayment of all or the relevant part of the Segment.

15.       BILL FACILITY

15.1      PREPARATION OF BILLS

          Whenever the Borrower requests a Segment of the Bill Facility, then the Agent shall:

          (a) prepare the Bills to be accepted and discounted in relation to that Segment; and

          (b) by 3 pm (Sydney time) on the second Business Day before the relevant Accommodation Date, deliver to each Lender the Bills drawn on that Lender.

15.2      REQUIREMENTS OF BILLS

          Bills prepared under this Clause must comply with the following.

          (a) The aggregate face amount of the Bills comprised in a Segment must be equal to the principal amount requested in the relevant Drawdown Notice or Selection Notice.

          (b)      Each Bill must:

                   (i) to the extent practicable, have a face amount of A$500,000, or any other amount specified by the Agent;

                   (ii) be expressed to be drawn by the Borrower on a Lender so that the aggregate face amount of the Bills drawn on each Lender equals its Share of the principal amount of the relevant Segment;

                   (iii) be payable at the relevant Lender's office specified in this Agreement or notified by the Lender from time to time to the Borrower and the Agent;

                   (iv)      either:

                             (A) have the Borrower named as payee and be endorsed in blank by or on behalf of the Borrower; or

                             (B)     have the name of the payee left blank; and

                   (v) mature on the last day of the relevant Funding Period requested in the relevant Drawdown Notice or Selection Notice.

15.3      AUTHORITY TO COMPLETE BILLS

          The Borrower irrevocably and for value authorises:

          (a)      each Lender to complete and deliver Bills under this Clause;
                   and

          (b) the Agent to prepare Bills complying with this Clause, and (by its Authorised Officer) to sign them as drawer and, if applicable, endorse them, in the Borrower's name and on the Borrower's behalf.

15.4      RESTRICTION ON USE OF BILLS BY AGENT AND LENDERS

          Neither the Agent nor any Lender shall use or deal with any Bill delivered to it or prepared by it except in accordance with this Clause.

15.5      NOTIFICATION OF BANK BILL RATE

          (a) By 11 am (Sydney time) on each Accommodation Date the Agent shall notify the Borrower and each Lender of the Bank Bill Rate for each Segment of the Bill Facility to be drawn or continued on that date.

          (b)      Notification under this Clause may be by telephone.

15.6      ACCEPTANCE AND DISCOUNT

          Subject to this Agreement, on each Accommodation Date relating to a Segment of the Bill Facility each Lender shall:

          (a)      accept the Bills drawn on it under this Clause;

          (b) if necessary, insert as payee itself or any other person who is to purchase those Bills; and

          (c) discount or procure the discount of those Bills and pay to the Agent in immediately available funds by 12 noon (Sydney time) an amount equal to the aggregate face amount of those Bills less the aggregate of:

                   (i) a discount amount in respect of those Bills which would result in a yield to maturity calculated at the Bank Bill Rate for the relevant Funding Period;

                   (ii) an acceptance fee equal to the applicable Margin, which will be calculated on a daily basis on the aggregate face amount of those Bills from and including the date on which they were accepted to their maturity date; and

                   (iii) any applicable stamp duty or other Tax payable by the Agent or that Lender in respect of those Bills or in respect of any payment, receipt or crediting of an account contemplated by this Clause (including, without limitation, financial institutions duty).

          Upon receipt the Agent shall pay the proceeds to the account nominated by the Borrower in the relevant Drawdown Notice or Selection Notice.

15.7      INDEMNITY

          The Borrower shall indemnify each Lender on demand against all liabilities of that Lender as acceptor of Bills. This indemnity extends to any liability of Bankers Trust Australia Limited under clause 5 of the Lender Transfer.

15.8      CASH COVER

          As between each Lender and the Borrower, the Borrower will be primarily liable in respect of Bills accepted by that Lender.
          Accordingly:

          (a) the liability of the Borrower with respect to any such Bill will not be discharged by reason of that Lender becoming the holder of that Bill before, on or after its maturity; and

          (b) by 12 noon (Sydney time) on the maturity date of the Bill the Borrower shall pay to the Agent for the account of that Lender an amount equal to the face amount of the Bill.

15.9      NETTING OFF

          Where new Bills are to be drawn and accepted on the maturity date of old Bills, only the net amount as between:

          (a)      the amount payable on that date by the Borrower under Clause
                   15.8 for the account of a Lender; and

          (b) the amount which that Lender is obliged on that date to make available for the account of the Borrower under Clause 15.6,

          need be paid or made available.

15.10     VARIATION OF PROCEDURES

          After consultation with the Borrower and the Lenders, the Agent by notice to them may vary any of the times by which anything is to be done under this Clause for the purpose of ensuring the effective operation of the procedures contemplated by this Clause.

15.11     OVERDRAFT IF NO ROLLOVER

          If:

          (a) as a result of a condition precedent in Clause 18 not being satisfied or waived, a Lender does not provide its Share of a new Segment of the Bill Facility requested by the Borrower on the maturity of Bills accepted by that Lender; and

          (b)      the Agent has not exercised its powers under Clause 21.2(a),

          the Borrower will not be obliged to provide cash cover under Clause
          15.8 for the maturing Bills to the extent of the amount of cash cover that the Lender determines would have been provided out of the proceeds of the Share of the new Segment, had that condition precedent been satisfied. That amount will be deemed to have been provided by the Lender as a loan:

          (c)      which is repayable on the earlier of:

                   (i) the Principal Outstanding being required to be repaid under this Agreement; and

                   (ii) the relevant condition precedent being satisfied and the Borrower being able to utilize the Bill Facility again; and

          (d) on which the Borrower shall pay interest calendar quarterly in arrears. The interest will accrue from day to day at a rate equal to the applicable Margin plus:

                   (i) if the Lender has an overdraft rate for overdrafts to commercial customers, that rate from time to time; or

                   (ii) otherwise, the Lender's 11 am (Sydney time) cash rate from time to time.

16.       PAYMENTS

16.1      MANNER

          The Borrower and each Guarantor shall make all payments under any Transaction Document in Same Day Funds by 11 am (local time) on the due date to the address for service of notices of the Agent, or to the account specified by the Agent from time to time, without set-off or counterclaim and without deduction, whether on account of Taxes or otherwise, except any compulsory deduction for Taxation.

16.2      PAYMENT TO BE MADE ON BUSINESS DAY

          Whenever any payment becomes due on a day which is not a Business Day, the due date will be the next Business Day in the same calendar month or, if none, the preceding Business Day.

16.3      DISTRIBUTION BY AGENT

          Unless any Transaction Document expressly provides otherwise, the Agent shall promptly distribute amounts received under any Transaction Document for the account of the Lenders ratably among them and in like funds as they are received by the Agent. To make any distribution the Agent may buy and sell currencies in accordance with its normal procedures.

16.4      APPROPRIATION WHERE INSUFFICIENT MONEYS AVAILABLE

          Where amounts required to be distributed by the Agent under Clause
          16.3 on any day are not sufficient to make all the payments required, those amounts will be appropriated between principal, interest and other amounts then payable as the Agent determines. This appropriation will override any appropriation made by the Borrower. Without limitation the Agent may appropriate amounts first in payment of amounts payable to it by way of indemnity or reimbursement.

16.5      UNANTICIPATED DEFAULT

          (a) (ASSUMPTION AS TO PAYMENT) The Agent may assume that a party (the PAYER) due to make a payment for the account of another party (the RECIPIENT) makes that payment when due unless the Payer notifies the Agent at least one Business Day before the due date that the Payer will not be making the payment.

          (b) (RELIANCE ON ASSUMPTION) In reliance on that assumption, the Agent may make available to the Recipient on the due date an amount equal to the assumed payment.

          (c) (RECOUPMENT) If the Payer does not in fact make the assumed payment, the Recipient shall repay the Agent the amount on demand. The Payer will still remain liable to make the assumed payment, but until the Recipient does repay the amount, the Payer's liability will be to the Agent in the Agent's own right.

          (d) (INTEREST) If the Payer is the Borrower or a Guarantor any interest on the amount of the assumed payment accruing before recovery will belong to the Agent. If the Payer is a Lender that Lender shall pay interest on the amount of the assumed payment at the rate determined by the Agent, in line with its usual practice, for advances of similar duration to financial institutions of the standing of the Lender.

16.6      ROUNDING

          In making any allocation or appropriation under any Transaction Document the Agent may round amounts to the nearest dollar.

17.       CHANGES IN LAW

17.1      INCREASED COSTS

          Whenever any Indemnified Party determines that:

          (a) the effective cost to the Indemnified Party of making, funding or maintaining any Segment or its Commitment is increased in any way;

          (b) any amount paid or payable to the Indemnified Party or received or receivable by the Indemnified Party, or the effective return to the Indemnified Party or any of its holding companies, under or in respect of any Transaction Document is reduced in any way;

          (c) the return of the Indemnified Party or any of its holding companies on the capital which is or becomes directly or indirectly allocated by the Indemnified Party or the holding company to any Segment or its Commitment is reduced in any way; or

          (d) insofar as any relevant law, official directive or request relates to or affects its Commitment, any Segment or the Transaction Documents, the overall return on capital of the Indemnified Party or any of its holding companies is reduced in any way, as a result of any change in, any making of, or any change in the interpretation or application by any Governmental Agency of any law, official directive or request, then:

          (e)      that Indemnified Party shall promptly notify the Borrower;
                   and

          (f) on demand from time to time the Borrower shall pay for the account of the Indemnified Party the amount certified by an Authorised Officer of the Indemnified

                   Party to be necessary to compensate the Indemnified Party or the relevant holding company (as the case may be) for the increased cost or the reduction.

          Without limiting the above in any way, this clause applies:

          (g) to any law, official directive or request with respect to Taxation (except a Tax on overall net income) or reserve, liquidity, capital adequacy, special deposit or similar requirements;

          (h) to official directives or requests which do not have the force of law where it is the practice of responsible bankers or financial institutions in the country concerned to comply with them; and

          (i) where the increased cost or the reduction arises because the relevant Indemnified Party or any of its holding companies is restricted in its capacity to enter other transactions, is required to make a payment, or forgoes or earns reduced interest or other return on any capital or on any sum calculated by reference in any way to the amount of any Segment, its Commitment or to any other amount paid or payable or received or receivable under any Transaction Document or allocates capital to any such sum.

17.2      MINIMISATION

          (a) (NO DEFENCE) It will not be a defence that any cost, reduction or payment referred to in this clause could have been avoided, except in the case of the wilful misconduct or gross negligence of the relevant Indemnified Party or holding company.

          (b) (NEGOTIATION) At the request of the Borrower the Agent and any relevant Lender shall negotiate in good faith with the Borrower with a view to finding a way of minimising any cost, reduction or payment or the effect of any unlawfulness or impracticability referred to in Clause 17.5.

17.3      SURVIVAL OF OBLIGATIONS

          This clause survives the repayment of any relevant Segment and the termination of this Agreement.

17.4      PREPAYMENT ON INCREASED COSTS

          (a) Within 60 days after the Borrower receives a notice under Clause 17.1(e) the Borrower may notify the relevant Lender through the Agent that it wishes to prepay the Lender's participation in any Segment affected.

          (b) The notification will be irrevocable. The Borrower shall prepay in accordance with it on the last day of the relevant Funding Period or Periods current when the notification is given.

17.5      ILLEGALITY

          If the making of, or a change in the interpretation or application by any Governmental Agency of, any law or treaty makes it unlawful or impracticable for any Lender to make, fund or maintain the advances or accommodation required under this Agreement:

          (a) that Lender may terminate its Commitment by notice to the Borrower;

          (b) if required by the law or treaty, or if necessary to prevent or remedy a breach of the law or treaty, the Borrower shall prepay that Lender's participation in the Principal

                   Outstanding, together with all interest, fees and other amounts payable to that Lender under this Agreement; and

          (c) the Borrower shall make the prepayment immediately or, if in the opinion of the relevant Lender delay in prepayment is permitted by the law or treaty, or will not cause a breach of the law or treaty, on the latest permitted day.

18.       CONDITIONS PRECEDENT TO EACH SEGMENT

          The obligations of each Lender to make available each Segment are subject to the conditions precedent that:

          (a) (REPRESENTATIONS TRUE) the representations and warranties by Thermadyne Australia, the Borrower and each Guarantor in the Transaction Documents are true as at the date of the relevant Drawdown Notice or Selection Notice and the relevant Accommodation Date as though they had been made at that date in respect of the facts and circumstances then subsisting;

          (b) (NO DEFAULT) no Designated Event or Potential Designated Event is subsisting at the date of the relevant Drawdown Notice or Selection Notice and the relevant Accommodation Date or will result from the provision of the Segment; and

          (c) (AUTHORISATION) all necessary Authorisations for the provision of that Segment have been obtained.

19.       REPRESENTATIONS AND WARRANTIES

19.1      REPRESENTATIONS AND WARRANTIES

          Each of the Borrower, each Guarantor and Thermadyne Australia makes the following representations and warranties.

          (a) (STATUS) It is a corporation validly existing under the laws of the place of its incorporation specified in this Agreement.

          (b) (POWER) It has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

          (c) (CORPORATE AUTHORISATIONS) It has taken all necessary corporate action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

          (d) (DOCUMENTS BINDING) Each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping and registration. Each Security Document any Collateral Security is effective security over the Mortgaged Property purported and to be mortgaged or charged by it with the priority stated. Each Material Document is valid and binding on the parties to it and enforceable against each of them in accordance with its terms.

          (e) (TRANSACTIONS PERMITTED) The execution and performance by it of the Transaction Documents to which it is expressed to be a party and each transaction contemplated under those documents did not and will not violate in any respect a provision of:

                   (i) a law or treaty or a judgment, ruling, order or decree of a Governmental Agency binding on it;

                   (ii) its memorandum or articles of association or other constituent documents; or

                   (iii) any other document or agreement which is binding on it or its assets,

                   and, except as provided by the Transaction Documents, did not and will not:

                   (iv) create or impose a Security Interest on any of its assets; or

                   (v) allow a person to accelerate or cancel an obligation with respect to Financial Indebtedness, or constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to Financial Indebtedness, whether immediately or after notice or lapse of time or both.

          (f)      (ACCOUNTS)

                   (i) Its most recent consolidated and unconsolidated audited Accounts give a true and fair view of its and its Subsidiaries' and the Trust's state of affairs at the date to which they relate and the results of its and its Subsidiaries' operations for the accounting period ended on that date.

                   (ii) There has been no change in its and its Subsidiaries' and the Trust's state of affairs since that date which may have a Material Adverse Effect.

                   (iii)     Those Accounts comply:

                             (A) with current accounting practice except to the extent disclosed in them; and

                             (B)     with all applicable laws.

                   (iv) All material Financial Indebtedness and other material contingent liabilities are disclosed in those Accounts.

                   (v) No Relevant Company has executed a Guarantee for the purpose of obtaining an order under section 313 of the Corporations Law or an equivalent provision or for the purpose of complying with any such order.

          (g) (NO LITIGATION) No litigation, arbitration, Tax claim, dispute or administrative or other proceeding is current or pending or, to its knowledge, threatened, which may have a Material Adverse Effect.

          (h)      (NO DEFAULT)

                   (i) It is not and none of its Subsidiaries is in default under a document or agreement (including, without limitation, an Authorisation) binding on it or its assets which relates to Financial Indebtedness or is material; and

                   (ii) nothing has occurred which constitutes an event of default, cancellation event, prepayment event or similar event (whatever called) under any document or agreement referred to in sub-paragraph (i), whether immediately or after notice or lapse of time or both, where, in either case, that may have a Material Adverse
                   Effect.

          (i) (AUTHORISATIONS) Each Authorisation which is required in relation to:

                   (i) the execution, delivery and performance by it of the Relevant Documents to which it is expressed to be a party and the transactions contemplated by those documents;

                   (ii) the validity and enforceability of those documents and the effectiveness or priority of each Security Document or any Collateral Security; and

                   (iii) its business as now conducted or contemplated and which is material (including, without limitation. under Environmental Law),

                   has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

          (j) (NO MISREPRESENTATION) All information provided by it to the Agent and the Lenders is true in all material respects at the date of this Agreement or, if later, when provided. Neither that information nor its conduct and the conduct of anyone on its behalf in relation to the transactions contemplated by the Transaction Documents, was or is misleading, by omission or otherwise.

          (k) (DISCLOSURE) Each document or agreement and all information which is material to the Relevant Documents or the ability of a Relevant Company to perform its obligations under a Relevant Document, or which has the effect of varying a Relevant Document, has been disclosed to the Agent in writing.

          (l) (COPIES OF DOCUMENTS) All copies of documents (including, without limitation, its latest audited Accounts and all Authorisations) given by it or on its behalf to the Agent are true and complete copies. Those documents are in full force and effect.

          (m)      (TITLE)

                   (i) It is the sole beneficial owner of the Mortgaged Property purported to be charged or mortgaged by it and all material assets included in its latest audited Accounts free of any other third party right or interest whatever other than:

                             (A) as permitted by Clause 20.1(f) (NEGATIVE PLEDGE); and

                             (B) in the case of Quetala, the interests of unitholders of the Trust in assets held by Quetala as trustee of the Trust.

                   (ii) None of its assets is subject to a Security Interest which is not permitted by Clause 20.1(0 (NEGATIVE PLEDGE).

          (n) (LAW) It and each of its Subsidiaries has complied with all laws (including, without limitation, any Environmental Law) binding on it where breach may have a Material Adverse Effect.

          (o) (TAXES) It has paid all Taxes due and payable by it other than Taxes being contested in good faith.

          (p) (ENVIRONMENTAL LAW) No act or omission has occurred and there is no circumstance relating to the Mortgaged Property or its assets or its business or the assets or business of any of its Subsidiaries which has given rise or may give rise to:

                   (i) a substantial claim against it or any of its Subsidiaries; or

                   (ii) a requirement of substantial expenditure by it or any of its Subsidiaries, or of cessation or substantial alteration of its activity or that of any of its Subsidiaries,

                   under Environmental Law.

          (q) (TRUST) It does not hold any assets as the trustee of any trust except, in the case of Quetala, in relation to the Trust.

          (r)      (CORPORATE TREE)

                   (i) Duxtech is the sole beneficial owner of all shares in the Borrower, Quetala and Quetack.

                   (ii) Thermadyne Australia is the sole beneficial owner of all shares in Duxtech.

                   (iii) Quetack is the sole beneficial owner of all units in the Trust.

          (s) (SUBSIDIARIES) It has no Australian Subsidiaries at the date of this Agreement except as disclosed in paragraph (r).

          (t) (FINANCIAL INDEBTEDNESS) At the date of this Agreement it has no Financial Indebtedness except as disclosed in Annexure E.

          (u) (RESTRICTED TRANSACTIONS) At the date of this Agreement neither the Borrower nor any Guarantor is party to a Restricted Transaction or otherwise under any obligation to make any payment to an Associate on any account or for any reason.

          (v) (RELATED PARTY TRANSACTIONS) All transactions between members of the Group, or between any member of the Group and Thermadyne Holdings or any of its Subsidiaries, have been conducted as permitted by Clause 20.1(i).

19.2      TRUSTEE REPRESENTATIONS AND WARRANTIES

          Quetala, as trustee of the Trust and in its own right, makes the following representations and warranties.

          (a)      (TRUST POWER) It is empowered by the Trust Deed:

                   (i) to enter into and perform the Transaction Documents to which it is expressed to be a party and to carry on the transactions contemplated by those documents; and

                   (ii) to carry on its business as now conducted or contemplated and to own its assets (including the Mortgaged Property purported to be charged or mortgaged by it),

                   in its capacity as trustee of the Trust. There is no restriction on or condition of its doing so.

          (b) (TRUST AUTHORISATIONS) All necessary resolutions have been duly passed and all consents, approvals and other procedural matters have been obtained or attended to as required by the Trust Deed for it to enter into and perform the Transaction Documents to which it is expressed to be a party.

          (c)      (SOLE TRUSTEE) It is the sole trustee of the Trust.

          (d) (NO RESETTLEMENT) No property of the Trust has been resettled or set aside or transferred to any other trust.

          (e) (NO TERMINATION) The Trust has not been terminated, nor has any event for the vesting of the assets of the Trust occurred.

          (f) (RIGHT OF INDEMNITY) Its right of indemnity out of, and lien over, the assets of the Trust have not been limited in any way. Without limitation, it has no liability which may be set off against that right of indemnity.

          (g) (COMPLIANCE WITH LAW) The Trust Deed complies with all applicable laws.

          (h) (COMPLIANCE WITH TRUST DEED) It has complied with its obligations and duties under the Trust Deed. No one has alleged that it has not so complied.

19.3      RELIANCE ON REPRESENTATIONS AND WARRANTIES

          Each of the Borrower, each Guarantor and Thermadyne Australia acknowledge that the Agent and the Lenders have entered the Transaction Documents in reliance on the representations and warranties in this clause.

20.       UNDERTAKINGS

20.1      GENERAL UNDERTAKINGS

          Each of the Borrower, each Guarantor and Thermadyne Australia undertakes to each Indemnified Party as follows, except to the extent that the Agent acting on the instructions of the Majority Lenders consents and except that Thermadyne Australia gives only the undertakings in paragraphs (a)(i), (a)(ii), (a)(viii), (b), (d)(i),
          (d)(iv), (d)(v), (f), (k), (m)(i) and (t).

          (a) (CORPORATE REPORTING AND INFORMATION) It will provide to the Agent in sufficient copies for the Lenders:

                   (i) (ANNUAL ACCOUNTS) as soon as practicable (but in any event within 120 days) after the close of each of its financial years copies of its consolidated and unconsolidated, and the Trust's, audited Accounts in respect of that financial year;

                   (ii) (QUARTERLY ACCOUNTS) as soon as practicable (but in any event within 45 days) after each Quarterly Date, copies of its consolidated and unconsolidated, and the Trust's, unaudited Accounts in respect of the quarter ending on that Quarterly Date;

                   (iii)     (BUSINESS PLAN)

                             (A) within 60 days after the date of this Agreement, copies of the Business Plan for the remainder of the 1996 calendar year; and

                             (B) as soon as practicable (but in any event not later than 30 days) after the commencement of each subsequent calendar year, copies of the Business Plan for that year;

                   (iv) (COMPLIANCE) at the time it provides the Accounts referred to in sub-paragraphs (i) and (ii) a certificate signed by two directors of the Borrower in a form acceptable to the Agent which discloses all Restricted Transactions in the period since a certificate was last provided under this sub-paragraph;

                   (v) (RATIOS) at the time it provides the Accounts referred to in sub-paragraphs (i) and (ii) a certificate signed by two directors of the Borrower in a form acceptable to the Agent which certifies whether in their opinion:

                             (A) the Group has complied with the financial undertakings in Clause 20.4; and

                             (B) the asset ratio in Clause 20.5(a) has been exceeded so as to entitle the Majority Lenders to give the Borrower a prepayment notice under that clause,

                             and which details:

                             (C) the figures and calculations supporting the certificate; and

                             (D) any past breaches of those undertakings not already notified and, if applicable, how they were remedied;

                   (vi) (INSURANCE) on or before the date of this Agreement and afterwards on or before September 30 in each year, in relation to any insurance effected by it or on its behalf a certificate, signed by the underwriter, specifying:

                             (A) The Insured - including the respective rights and interest of the Lenders;

                             (B)     The Insurer - lead and otherwise;

                             (C)     Class of Insurance;

                             (D)     Policy Number;

                             (E)     Period of Insurance;

                             (F) Risks covered including material damage and consequential loss;

                             (G)     Location of Risk;

                             (H)     Property Insured;

                             (I)     Interest Insured;

                             (J) Limit of Liability - both under material damage and consequential loss;

                             (K)     Amounts Deductible;

                             (L)     Maximum Indemnity Period;

                             (M) That the policy will not be cancelled except in accordance with the applicable requirements of Clause 20.2(c)(vi);

                   (vii) (DOCUMENTS ISSUED TO SHAREHOLDERS) promptly, all documents which applicable law requires it to issue to its shareholders, debenture holders or holders of other Marketable Securities issued by it;

                   (viii) (THERMADYNE REPORTS) promptly, all financial reports publicly released by Thermadyne Holdings;

                   (ix) (LITIGATION) promptly, written particulars of any litigation, arbitration, Tax claim, dispute or administrative or other proceeding in relation to the Mortgaged Property or it or its Subsidiaries or the Trust involving a claim exceeding A$500,000 or its equivalent other than a claim for worker's compensation;

                   (x) (GOVERNMENTAL AGENCY) promptly, any notice, order or material correspondence from or with a Governmental Agency relating to the Mortgaged Property or its or its Subsidiaries business or assets which may have a Material Adverse Effect;

                   (xi) (OTHER INFORMATION) promptly, any other information in relation to the Mortgaged Property or its Subsidiaries' financial condition or business which the Agent may reasonably request.

          (b) (ACCOUNTING PRINCIPLES) It will ensure that the Accounts provided to the Agent under paragraph (a):

                   (i) comply with current accounting practice except to the extent disclosed in them and with all applicable laws; and

                   (ii) give a true and fair view of the matters with which they deal.

          (c) (AUTHORISATIONS) It will ensure that each Authorisation required for:

                   (i) the execution, delivery and performance by it of the Relevant Documents to which it is expressed to be a party and the transactions contemplated by those documents;

                   (ii) the validity and enforceability of those documents and the effectiveness and priority of each Security Document or any Collateral Security; and

                   (iii) the carrying on by it and its Subsidiaries of its and their business as now conducted or contemplated (including under Environmental Law),

                   is obtained and promptly renewed and maintained in full force and effect. It will pay all applicable fees for them. It will provide copies promptly to the Agent when they are obtained or renewed.

          (d) (NOTICE TO AGENT) It will notify the Agent as soon as it becomes aware of:

                   (i)       any Designated Event or Potential Designated
                             Event;

                   (ii) any proposal by a Governmental Agency to acquire compulsorily any of the Mortgaged Property or the whole or a substantial part of its or any of its Subsidiaries' assets or business;

                   (iii) any substantial dispute between it or any of its Subsidiaries and a Governmental Agency;

                   (iv) any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer appointed, and, where requested by the Agent, evidence satisfactory to the Agent of the authority of any Authorised Officer;

                   (v) any change in its senior management or in the senior management of Thermadyne Holdings; and

                   (vi) any representation given under Clause 19 that is incorrect or misleading when made or repeated.

          (e) (DISPOSAL OF ASSETS) It will not sell or otherwise dispose of, part with possession of, or create an interest in, any of the Mortgaged Property or all or a substantial part of its assets or agree or attempt to do so (whether in one or more related or unrelated transactions) except (and in the case of the Mortgaged Property, subject to a Security Document and any Collateral Security):

                   (i)       as permitted by paragraph (f) (NEGATIVE PLEDGE);

                   (ii) disposals of stock in trade as permitted by paragraph (i)(i) (DEALINGS WITH ASSOCIATES); and

                   (iii) disposals in the ordinary course of day-to-day trading at arm's length for valuable commercial consideration of:

                             (A)     stock in trade; or

                             (B) any other single asset having a net book value less than or equal to A$100,000 or where the total net book value of that asset and all such other assets of the Group so disposed of in any calendar year does not exceed A$1,000,000.

                   Where a Subsidiary issues shares and its holding company does not acquire all the shares, or (as the case may be) a ratable portion of those shares according to its then shareholding, the holding company will be taken to have disposed of the shares it does not acquire.

          (f) (NEGATIVE PLEDGE) It will not create or allow to exist a Security Interest over its assets other than:

                   (i)       the Security Documents or any Collateral Security;

                   (ii) a lien arising by operation of law in the ordinary course of day-to-day trading and not securing Financial Indebtedness where it duly pays the indebtedness secured by that lien other than indebtedness contested in good faith; and

                   (iii) a margin deposit under a foreign exchange or interest rate hedging arrangement, entered into in good faith on normal commercial terms at arm's length in the ordinary course of business.

          (g)      (FINANCIAL ASSISTANCE AND INDEBTEDNESS) It will not:


                   (i)       incur any Financial Indebtedness;

                   (ii) advance money or make available financial accommodation to or for the benefit of any person; or

                   (iii) give a Guarantee or Security Interest in connection with an obligation or liability of any person,

                   if the aggregate amount of such indebtedness, accommodation or liability (whether actual or contingent) for the Borrower and each Guarantor as a whole exceeds or would exceed A$5,000,000, except that it may:

                   (iv) incur Financial Indebtedness under the Transaction Documents;

                   (v) obtain Parent Funding if it only makes payments of principal or interest in respect of that indebtedness in accordance with paragraph (k);

                   (vi)      obtain Secured Financing;

                   (vii) deposit funds with a bank in the ordinary course of its business;

                   (viii) allow its customers to acquire goods and services on extended terms in the ordinary course of trading; and

                   (ix) enter into foreign exchange and interest rate hedging arrangements in good faith on normal commercial terms at arm's length in the ordinary course of business and meet margin requirements under those arrangements.

                   The amount of any Financial Indebtedness incurred or accommodation provided in accordance with any of sub-paragraphs (iv)-(ix) inclusive will be disregarded in determining whether the limit in this paragraph has been exceeded at any time.

          (h)      (COMMERCIAL DEALINGS)

                   (i) It will not deal in any way with any person except at arms' length in the ordinary course of business for valuable commercial consideration or as expressly permitted in this Agreement.

                   (ii) It will obtain a fair market rent or license fee for any Lease granted by it in respect of any Mortgaged Property.

                   (iii) It will not deposit or lend money on terms that it will not be repaid until its or another person's obligations or indebtedness are performed or discharged (except as permitted by paragraph (f)).

                   (iv) It will not enter into an agreement with respect to the acquisition of assets on title retention terms except in the ordinary course of day-to-day trading.

                   (v) It will not sell or otherwise dispose of any of its assets to a person where, under the terms of that sale or disposal, or under a related transaction, that asset is or may be Leased to a Relevant Company or its Associate.

                   (vi) It will ensure that all sales by the Borrower of its products are made on terms that not more than three months' credit after delivery is granted for the purchase price.

          (i) (DEALINGS WITH ASSOCIATES) It may only enter into a Restricted Transaction or otherwise deal with an Associate if:

                   (i)       the transaction or dealing is:

                             (A) a sale of stock in trade by it to its Associate in the ordinary course of business for consideration not less than the cost of the goods sold; or

                             (B) a purchase of stock in trade by it from its Associate in the ordinary course of business for consideration not more than the fair market value of the goods sold,

                             and the sum of the consideration for that transaction or dealing, and for all other transactions or dealings of that kind during that calendar year, is not more than the projected amount of those transactions or dealings as shown in the Business Plan for the relevant calendar year approved by the Agent; or

                   (ii)      the transaction or dealing:

                             (A) is not a disposal or acquisition by it of stock in trade;

                             (B) is at arms length in the ordinary course of business for valuable commercial consideration; and

                             (C)     is not otherwise prohibited by any
                                     Transaction Document.

          (j) (DISTRIBUTIONS) It will not declare or make or carry into effect any Distribution (whether in cash or in kind and whether out of capital, profits, surplus or reserves) to or in favour of any of its shareholders or Associates or any other person (other than Distributions by the Borrower, Quetala or Quetack to Duxtech by way of cash dividend) unless all of (i), (ii) and (iii) below are satisfied.

                   (i)       Either:

                             (A) all the Principal Outstanding of the Term Facility has been repaid and the Distribution is a cash dividend; or

                             (B) before all the Principal Outstanding of the Term Facility has been repaid:

                                     (I)     the Distribution is a cash
                                             dividend by Duxtech to Thermadyne
                                             Australia in an amount not
                                             exceeding the amount required to
                                             satisfy Thermadyne Australia's
                                             interest obligations in respect of
                                             the Thermadyne Shareholders Loan
                                             during the succeeding 6 months
                                             (calculated as if the rate at
                                             which interest is charged does not
                                             exceed the Bank Bill Rate for that
                                             period plus the Margin applying to
                                             the Term Facility); and

                                     (II)    the debt service ratio under
                                             Clause 20.4(a) (tested as if the
                                             date for payment of the
                                             Distribution is a Quarterly Date)
                                             is not less than 2.5:1.

                   (ii) No Designated Event or Potential Designated Event has occurred which is continuing unremedied or which has not been waived.

                   (iii) No declaration by the Agent under Clause 21.2 has been made.

          (k)      (PAYMENT OF PARENT FUNDING) It will ensure that:

                   (i) interest payments in respect of any Parent Funding are only made from surplus cash and if the debt service ratio under Clause 20.4(a) (tested as if the date for payment of interest is a Quarterly
                             Date) is not less than 2.5:1; and

                   (ii) no payments of principal are made in respect of any Parent Funding until the Secured Moneys are fully and finally paid and discharged.

          (l) (BUSINESS CONDUCT) It will carry on and conduct its business in a proper and efficient manner. It will not cease or materially change its business. It will not take action whether by acquisition or otherwise which alone or in aggregate would materially alter the nature of the business of the Group taken as a whole.

          (m)      (RESTRICTED ACTIVITIES)

                   (i) It will ensure that the Borrower's only activities will be to conduct the Business; that Quetala's only activities will be to make the Freehold Land available for use by the Borrower, to act as trustee of the Trust and to perform its obligations under the Transaction Documents; that Quetack's only activities will be to hold all of the units in the Trust and to perform its obligations under the Transaction Documents; that Duxtech's only activities will be to hold the issued share capital of the Borrower, Quetack and Quetala and to perform its obligations under the Transaction Documents; and that Thermadyne Australia's only activities will be to hold all of the issued share capital of Duxtech and to perform its obligations under the Transaction Documents.

                   (ii) It will not enter into a partnership or joint venture with another person.

                   (iii) It will not issue any shares or agree to do so or grant a person a right to take up any shares whether exercisable now or in the future or if a contingency occurs, except to its holding company.

                   (iv) It will not acquire or establish any business or acquire any shares.

                   (v) It will not incur or commit to any capital expenditure other than under a Business Plan approved by the Agent.

                   (vi)      It will not create or acquire any Subsidiary.

          (n)      (VALUATION OF PROPERTY, EFFECT ON SECURITY)

                   (i) On request by the Agent it will obtain and promptly provide to the Agent at its cost a valuation of any land or plant and equipment nominated by the Agent conducted by an independent valuer acceptable to, and on instructions approved by, the Agent.

                   (ii) Within 90 days after the end of each of its financial years it will deliver to the Agent a certificate of the Group's auditor stating as at the last day of that financial year, separately by jurisdiction and by Group member, the book value of the Group's property and assets in each State or Territory of Australia and in any place outside Australia.

                   (iii) The Borrower will do, promptly and at its cost, anything the Agent requests for the purpose of amending the deed of charge referred to in paragraph (c) of the definition of SECURITY DOCUMENTS so that the charge secures an amount at least equal to the book value of the Borrower's property and assets outside Victoria as shown in the most recent certificate provided under sub-paragraph (ii).

          (o)      (CORPORATE EXISTENCE AND COMPLIANCE WITH LAW)

                   (i) It will do everything necessary to maintain its corporate existence in good standing. It will not transfer its jurisdiction of incorporation or enter any merger or consolidation.

                   (ii) It will comply with all laws binding on it where non-compliance may have a Material Adverse Effect.

                   (iii)     It will pay all Taxes payable by it when due, but:

                             (A) it need not pay Taxes for which it has set aside sufficient reserves and which are being contested in good faith, except where failure to pay those Taxes may have a Material Adverse Effect; and

                             (B) it will pay contested Taxes which it is liable to pay on the final determination or settlement of the contest.

          (p)      (COMPLIANCE AND ENFORCEMENT OF MATERIAL DOCUMENTS) It will:

                   (i) comply fully with its obligations under the Material Documents;

                   (ii) use its best endeavors to keep the Material Documents valid and enforceable; and

                   (iii) enforce each Material Document to which it is a party, and exercise its rights, authorities and discretions under those documents, in a manner and to an extent which is prudent. While a Designated Event or Potential Designated Event subsists, it will enforce those documents and exercise those rights, authorities and discretions in accordance with the directions (if any) of the Agent.

          (q)      (VARIATION OF MATERIAL DOCUMENTS) It will not:

                   (i) amend or vary, or consent to any amendment or variation of;

                   (ii) avoid, release, surrender, terminate, rescind, discharge (other than by performance) or accept the repudiation of;

                   (iii) expressly or impliedly waive, or extend or grant time or indulgence in respect of, any provision of or obligation under; or

                   (iv) do or permit anything which would enable or give grounds to another party to do anything referred to in sub-paragraphs (i), (ii) or (iii) in relation to,

                   a Material Document if that may have a Material Adverse
                   Effect.

          (r) (CIG AGREEMENTS) It will take whatever action is commercially reasonable and within its power to procure The Commonwealth Industrial Gases Limited to execute, as soon as practicable after the date of this Agreement, an agreement with the Agent in connection with the Business Agreements in substantially the same terms as the CIG Agreement.

          (s) (EXECUTIVE CONTRACTS) Not later than 30 days after the date of this Agreement the Borrower will enter into an employment contract with each Executive on terms substantially the same as Annexure G.

          (t) (RATIFICATION) As a shareholder of any Relevant Company, it ratifies and confirms the execution, delivery and performance by each Relevant Company of each Transaction Document.

20.2      UNDERTAKINGS RELATING TO MORTGAGED PROPERTY

          The Borrower and each Guarantor undertakes to each Indemnified Party as follows, except to the extent that the Agent acting on the instructions of the Majority Lenders consents otherwise.

          (a)      (PAY OUTGOINGS)

                   (i) Subject to sub-paragraph (ii), it will promptly pay all outgoings payable by it in respect of the Mortgaged Property (including rent and Taxes).

                   (ii) It need not pay outgoings which are being contested in good faith except where failure to pay may have a Material Adverse Effect.

                   (iii) It will pay contested outgoings which it is liable to pay on the final determination or settlement of the contest.

                   (iv) On request by the Agent it will immediately provide to the Agent evidence of every payment covered by this undertaking.

          (b)      (MAINTENANCE)

                   (i) It will maintain the Mortgaged Property in a good state of repair and in good working order and condition (fair wear and tear excepted).

                   (ii) On being required to do so by the Agent it will immediately amend every defect in the repair and condition of the Mortgaged Property (fair wear and tear excepted).

          (c)      (INSURANCE)

                   (i) (GENERAL OBLIGATION) In its name and in the name of the Agent on behalf of the Lenders it will:

                             (A) insure and keep insured the Mortgaged Property which is of an insurable nature to the full replacement or re-instatement value; and

                             (B) take out and keep in force other insurance with respect to the Mortgaged Property and each business in which the Mortgaged Property is used (including any insurance reasonably requested by the Agent and public risk, worker's compensation, product liability and business interruption insurance), in the manner and to the extent:

                             (C) which the Agent determines reasonable and customary for a business enterprise engaged in a similar business and in a similar locality, and for property of the nature of the Mortgaged Property; or

                             (D)     for so long as the Agent has made no
                                     determination or request under this
                                     subparagraph (i), which a business
                                     enterprise holding similar property, and engaged in a business in a similar locality, would prudently insure against.

                   (ii) (PAYMENT OF PREMIUMS) It will pay when due all premiums, commissions, levies, stamp duties, charges and other expenses necessary for taking out those insurance policies and keeping them in force.

                   (iii) (INSURERS) It will take out each insurance policy with independent and reputable insurers approved by the Agent located in jurisdictions approved by the Agent. The Agent will not unreasonably withhold that approval.

                   (iv) (INFORMATION) On request it will provide to the Agent certificates of currency in respect of all insurance policies, and other details on the insurance policies which the Agent requires.

                   (v) (NO PREJUDICIAL ACTION) It will not do, permit, or omit to do, anything which may prejudice an insurance policy.

                   (vi)      (CONTENTS OF POLICY) Without limiting subparagraph
                             (i), it will ensure that each insurance policy is on terms and conditions satisfactory to the Agent and, without limitation, provides that:

                             (A) with respect to a claim over A$1,000,000, the Agent (on behalf of the Lenders) is named as loss payee;

                             (B) the proceeds resulting from a claim under the policy will be paid to the Agent other than claims under a public liability policy and claims for less than A$1,000,000 made before the Agent notifies the insurer that a Security Document has become enforceable;

                             (C) the amount of any excess or deductible payable by the insured in respect of a claim will not exceed the amount which the Agent determines is customary for similar policies;

                             (D) the insurer waives its right to set off or counter claim or to make any other deduction or withholding against the Agent and each person claiming under the Agent;

                             (E) the insurer Will not terminate the policy unless the relevant default or breach remains unremedied for at least 30 days after notice by the insurer to the Agent specifying the default or breach;

                             (F) to the extent that the policy covers the interest of the Agent and the Lenders the insurer will not refuse or reduce a claim or cancel or avoid the policy except where the right to do so results from the fraud of the Agent or a Lender;

                             (G) where the asset in respect of which a claim is made is not to be replaced or reinstated, the amount payable under the policy will not be less than the indemnity value of the asset at the time of the event giving rise to the claim; and

                             (H)     there is no averaging provision.

                   (vii)     (REMEDY OF DEFAULT) If:

                             (A) it fails to take out or to keep in force an insurance policy;

                             (B) the Agent determines that the insurer may become entitled to cancel or avoid an insurance policy; or

                             (C) the Agent determines that the insurer under a policy may not be capable of meeting a claim,

                             the Agent may do anything which it determines is advisable or necessary to take out or keep in force that policy or to take out a new policy complying with this clause at the cost of the Borrower and in the name of the Borrower or the Lender or both. The Agent is not obliged to do anything under this subparagraph.

                   (viii) (ENFORCEMENT BY AGENT) It will do everything (including providing documents, evidence and information) necessary or desirable in the opinion of the Agent to enable the Agent to claim, and to collect or recover money due, under or in respect of, an insurance policy.

                   (ix) (NOTICE OF CLAIMS) As soon as possible it will notify:

                             (A)     (I)     the Agent; and

                                     (II)    (when it is required or it is
                                             advisable to do so) the relevant
                                             insurer,

                                     of any event which does or may give rise to a claim of A$1,000,000 or its equivalent or more under an insurance policy; and

                             (B)     the Agent of:

                                     (I)     a cancellation, change or
                                             reduction in an insurance policy;

                                     (II)    an insurance policy becoming void
                                             or voidable; or

                                     (III)   any other material circumstance or
                                             correspondence relating to an
                                             insurance policy.

                   (x) (INSURANCE PROCEEDS) It will ensure that the proceeds of all insurance policies received by it are used to replace, restore, repair or otherwise remedy the relevant loss, damage or liability suffered unless:

                             (i) the proceeds exceed A$1,000,000 and the Agent is not reasonably satisfied that the Borrower will be able to satisfy its obligations under the Transaction Documents; or

                             (ii)    a Designated Event is subsisting; or

                             (iii) in any other case, it resolves in good faith not to do so, in which event the proceeds shall be applied towards payment of the Secured Moneys (appropriated between the Secured Moneys as the Agent determines).

          (d) (ALTERATIONS) It will not alter, or permit any person to alter, the Mortgaged Property materially.

          (e)      (PRESERVATION AND PROTECTION OF SECURITY)

                   (i) It will promptly do everything necessary or reasonably required by the Agent:

                             (A) to preserve and protect the Mortgaged Property; and

                             (B) to protect and enforce its title and the title of the Agent and the Lenders as mortgagee to the Mortgaged Property.

                   (ii)      Without limiting the generality of subparagraph
                             (i), it will not permit lodgement of a caveat forbidding the recording of an interest of it or the Agent or a Lender in the Mortgaged Property.

                   (iii) If a caveat is lodged (other than a caveat lodged by the Agent on behalf of the Lenders) it will promptly do everything in its power to remove it.

                   (iv) The generality of this paragraph does not limit, nor is it limited by, the generality of any other paragraph of this clause.

          (f) (OTHER SECURITY INTERESTS) It will comply fully with all Security Interests affecting the Mortgaged Property and the obligations secured by those Security Interests.

          (g)      (ENVIRONMENTAL LAW)

                   (i) It will maintain procedures which in the reasonable opinion of the Agent are adequate to monitor:

                             (A) its compliance with Environmental Law and Authorizations; and

                             (B) circumstances which may give rise to a claim or to a requirement of substantial expenditure by it or of cessation or material alteration of its activity (PERILOUS CIRCUMSTANCES).

                   (ii)      It will:

                             (A) not later than 24 months after the date of this Agreement, take each step and complete each task described as PRIORITY 1 in the Phase 2 Environmental Assessment prepared by Douglas Partners Pty Ltd dated 23 November 1995 (the REPORT);

                             (B) not later than 36 months after the date of this Agreement, take each step and complete each task described as PRIORITY 2 in the Report; and

                             (C)     at the time it provides the Accounts
                                     referred to in Clause 20.1(a)(ii), report to the Agent on the progress made in carrying out the recommendations in the Report.

                   (iii) Where the Agent reasonably suspects that it is not complying with subparagraph (i) or (ii) or with an Environmental Law or Authorization, the Agent may have an audit conducted of its procedures, its compliance and any Perilous Circumstances. It will do everything necessary to facilitate that audit.

                   (iv) Where the procedures or the audit referred to in this paragraph reveal any non-compliance with Environmental Law or Authorizations, or reveal any Perilous Circumstances, it will promptly remedy them.

20.3      UNDERTAKINGS RELATING TO MARKETABLE SECURITIES

          Quetack undertakes to maintain and protect all Marketable Securities included in the Mortgaged Property. Without limitation, it undertakes as follows, except to the extent that the Agent acting on the instructions of the Majority Lenders consents otherwise.

          (a)      (NOTIFY RIGHTS OFFERED OR ACCRUING) It will:

                   (i) notify the Agent immediately if it becomes entitled to, or is offered, New Rights; and

                   (ii) ensure that all documents relating to New Rights or arising out of their subscription, taking up or exercise are delivered to the Agent.

          (b) (SUBSCRIBE TO RIGHTS) If the Agent directs, it will promptly subscribe to, take up or exercise New Rights.

          (c) (REMEDY DEFECTS) It will remedy each defect in its holding of those Marketable Securities.

          (d) (TAKE PROCEEDINGS) It will take or defend all legal proceedings which the Agent requires to protect or recover those Marketable Securities.

          (e) (EXECUTE DOCUMENTS) It will execute each document to which it is expressed to be a party in relation to any thing required under this clause.

          (f) (PAY CALLS) It will duly pay all calls in respect of those Marketable Securities.

          (g) (DELIVER DOCUMENTS) Immediately on receipt by it or for its account, it will deliver to the Agent but not by way of mortgage each certificate, acceptance, contract note or transfer for those Marketable Securities;

          (h) (RETURN OF DOCUMENTS) If the Agent makes available a document relating to those Marketable Securities or New Rights for registration, stamping, exercise, acceptance or another purpose:

                   (i) it will ensure that the document or each resulting or replacement document (as the case may be) is delivered directly to the Agent when available or returned; and

                   (ii) to the extent required by the Agent, it will ensure that all persons dealing with it have notice of the Security Documents.

                   (The Agent will make available any document which it holds on reasonable request by Quetack for the purpose of recording, perfecting or preserving the title of Quetack to Marketable Securities, or exercising rights attaching to Marketable Securities in a manner consistent with the security of the Agent and the Lenders, if arrangements satisfactory to the Agent are in place to protect the security of the Agent and the Lenders.)

          (i) (NOTHING PREJUDICIAL) It will not do or omit to do anything which might render those Marketable Securities liable to forfeiture, cancellation, avoidance or loss or might otherwise prejudicially affect the interest of the Agent and the Lenders in them or their value.

          (j) (MEETINGS OF SHAREHOLDERS OR UNITHOLDERS) It will immediately provide to the Agent certified copies of all reports and other documents received by it in its capacity as a holder of those Marketable Securities or relating in any way to those Marketable Securities including any report or notice of any meeting which the holder of Marketable Securities is entitled to attend or vote at or both.

          (k)      (VOTE)

                   (i) Subject to sub-paragraph (ii), it will vote those Marketable Securities in a prudent manner.

                   (ii) It will not vote those Marketable Securities while a Designated Event or Potential Designated Event subsists or after the Security Documents have been enforced, except with the consent of the Agent.

20.4      FINANCIAL UNDERTAKINGS

          The Borrower, Thermadyne Australia and each Guarantor undertake to each Indemnified Party as follows, except to the extent that the Agent acting on the instructions of the Majority Lenders consents.

          (a)      (DEBT SERVICE COVER) It will ensure that the ratio of:

                   (i) EBIDA at each Quarterly Date and in respect of the 12 month period ending on that date; to

                   (ii) Interest Expense under this Agreement plus Principal Outstanding paid or payable under Clause 10 during that period,

                   is not less than 2.5:1.

          (b)      (INTEREST COVER) It will ensure that the ratio of:

                   (i) EBITDA at each Quarterly Date and in respect of the 12 month period ending on that date; to

                   (ii) Interest Expense under this Agreement during that period,

                   is not less than 3.5:1.

          (c) (SHAREHOLDERS' FUNDS) It will ensure that the ratio of Shareholders' Funds at each Quarterly Date to Total Assets at that date is not less than 1:2.

          (d) (CURRENT RATIO) It will ensure that the ratio of Current Assets at each Quarterly Date to Current Liabilities at that date is not less than 1:1.

          (e) (BORROWING BASE) It will ensure that the Principal Outstanding does not exceed at any time the sum of:

                   (i) 60% of the total amount shown by the Latest Accounts as book debts of the Group on a consolidated basis (excluding receivables due for more than 60 days and after deducting bad debts and provisions for doubtful debts); and

                   (ii) 50% of the total amount shown by the Latest Accounts as stock in trade (including work in progress and goods in transit in accordance with current accounting practice) of the Group on a consolidated basis; and

                   (iii) 50% of the current market value of all plant and equipment of the Group; and

                   (iv) 75% of the current market value of the Freehold Land (or so much of it as remains subject to the Mortgage),

                   but on the basis that, in each case, reference is only made to the relevant assets of the Group located in Victoria and charged or mortgaged to the Agent under a Security Document.

                   For the purposes of sub-paragraphs (iii) and (iv) the current market value of an asset will be its market value as shown:

                   (v) by the most recent independent valuation provided to the Agent; or

                   (vi) if that valuation is more than 3 years old, by a valuation obtained in accordance with Clause 20.1(n)(i) (and the Agent will be taken to have requested that valuation).

          (f)      (REPETITION) Compliance with the undertakings in paragraphs
                   (a)-(d) inclusive will be tested:

                   (i) on the basis of the relevant quarterly Accounts provided under Clause 20.1(a)(ii); and

                   (ii) on the basis of the relevant annual audited Accounts provided under Clause 20.1(a)(i),

                   in each case, at the time those Accounts are provided. In paragraph (g), references to THE ACCOUNTS will be construed accordingly.

          (g) (DEFINITIONS) In this Clause 20.4 the following definitions apply.

                   CURRENT ASSETS means at any time the total amount shown by the Accounts as current assets of the Group on a consolidated basis.

                   CURRENT LIABILITIES means at any time the total amount shown by the Accounts of all current liabilities of the Group on a consolidated basis in respect of Financial Indebtedness or otherwise (including the Principal Outstanding payable in the immediately following 12 month period).

                   EBIDA means in respect of any period the amount shown by the Accounts for that period as earnings before Interest Expense, depreciation and amortisation but after Tax of the Group on a consolidated basis.

                   EBITDA means in respect of any period the amount shown by the Accounts for that period as earnings before Interest Expense, Tax, depreciation and amortisation of the Group on a consolidated basis.

                   INTEREST EXPENSE means all interest and amounts in the nature of interest or of similar effect to interest (including amounts other than principal payable under this Agreement) paid or payable by a member of the Group.

                   LATEST ACCOUNTS means at any time the latest Accounts of the Group provided to the Agent in accordance with this Agreement.

                   SHAREHOLDERS' FUNDS means at any time the amount shown by the Accounts on a consolidated basis for the Group as the sum of total ordinary equity plus reserves plus retained earnings plus preference capital plus shareholders' loans.

                   TOTAL ASSETS means at any time the total amount shown by the Accounts as the assets of the Group on a consolidated basis.

20.5      PREPAYMENT ON CHANGE IN DISTRIBUTION OF ASSETS

          (a) (NOTICE) If the value of the Tangible Assets of the Group located outside Victoria exceeds at any time 25% of the value of the total Tangible Assets of the Group, each as shown by the latest Accounts of the Group provided to the Agent under this Agreement, then the Majority Lenders may notify the Borrower through the Agent that they require the Borrower to prepay an amount of the Principal Outstanding specified in the notice.

          (b) (PREPAYMENT) The Borrower shall prepay in accordance with the notice.

          (c) (APPLICATION BETWEEN FACILITIES) Unless the Agent agrees otherwise, prepayments under this clause will be applied ratably amongst outstanding Segments of the Term Facility and of the Revolving Credit Facility.

          (d) (REDRAWING) Prepayments under this clause will not be available for redrawing. The applicable Commitments will be reduced by an amount equal to the principal amount prepaid.

          (e) (PAYMENT DATE) The Borrower shall make the prepayment within 30 days after the date of the notice. To the extent practicable, and without limiting paragraph (c), prepayments will only be applied against Segments which have Selection Dates falling on the date for prepayment.

          (f) (APPORTIONMENT) Prepayments under this clause will be applied ratably in reduction of the respective participations of all the Lenders in the Principal Outstanding.

          (g) (DEFINITIONS) In this clause 20.5 TANGIBLE ASSETS means all assets other than goodwill, patents, trademarks, design rights, franchises, future Tax benefits, underwriting and formation expenses and any other items which according to current accounting practice are regarded as intangible assets.

20.6      UNDERTAKINGS RELATING TO TRUST

          Quetala as trustee of the Trust, and in its own right, undertakes to each Indemnified Party as follows, except to the extent that the Agent acting on the instructions of the Majority Lenders consents.

          (a) (AMENDMENT TO TRUST DEED) It will ensure that the Trust Deed is not amended or revoked.

          (b) (RESETTLEMENT) It will ensure that there is no resettlement, setting aside or transfer of any asset of the Trust other than a transfer which complies with both the Trust Deed and the Transaction Documents.

          (c) (OBLIGATIONS) It will comply fully with its obligations under the Trust Deed and at law.

          (d) (NO ADDITIONAL TRUSTEE) It will ensure that no other person is appointed trustee of the Trust.

          (e) (NOT RETIRE) It will not do anything which would cause or enable its removal, nor will it retire, as trustee of the Trust.

          (f) (NO VESTING) It will ensure that the vesting date is not determined, and will not otherwise alter, shorten or fix the vesting date under the Trust Deed.

          (g)      (RIGHT OF SUBROGATION AND INDEMNITY) It will ensure that:

                   (i) there is no restriction or limitation on or derogation from its right of subrogation or indemnity (whether or not arising under the Trust
                             Deed); and

                   (ii) its lien over the property of the Trust will have priority over the rights of the beneficiaries of the Trust.

          (h) (NO DISTRIBUTION) It will not distribute any capital or income of the Trust except in the ordinary course of business out of the trading profits of the Trust (excluding extraordinary items, sales of fixed assets and revaluations) when all of the following are satisfied:

                   (i) the distribution is a cash distribution and all of the Principal Outstanding under the Term Facility has been repaid;

                   (ii) no Designated Event or Potential Designated Event is subsisting; and

                   (iii) no declaration by the Agent under Clause 21.2 has been made.

          (i) (NOTICES) It will promptly give the Agent copies of all documents and notices received by it from any beneficiary or manager of the Trust or which it gives to a beneficiary or manager of the Trust.

20.7      TERM OF UNDERTAKINGS

          Each undertaking in this clause continues from the date of this Agreement until the Secured Moneys are fully and finally repaid.

21.       DESIGNATED EVENTS

21.1      DESIGNATED EVENTS

          Each of the following is a Designated Event (whether or not it is in the control of any Relevant Company).

          (a) (OBLIGATIONS UNDER TRANSACTION DOCUMENTS) A Relevant Company fails:

                   (i) to pay an amount payable by it under a Transaction Document when due;

                   (ii)      to comply with any of its obligations under Clause
                             20.4;

                   (iii) to comply with any of its other obligations under a Transaction Document and, if in the opinion of the Agent that failure can be remedied within 10 Business Days, does not remedy the failure within that period; or

                   (iv) to satisfy within the time stipulated anything which the Agent made a condition of its waiving compliance with a condition precedent or undertaking in a Transaction Document.

          (b) (MISREPRESENTATION) A representation, warranty or statement by or on behalf of a Relevant Company in a Transaction Document, or in a document provided under or in connection with a Transaction Document, is not true or is misleading when made or repeated and that has a Material Adverse Effect.

          (c)      (CROSS DEFAULT)

                   (i) Financial Indebtedness of a Relevant Company aggregating to at least A$100.000 or its equivalent:

                             (A)     is not paid when due (or within an
                                     applicable grace period); or

                             (B) becomes due and payable or capable of being declared due and payable before its stated maturity or expiry; or

                   (ii) a facility or obligation granted or owed by a person to a Relevant Company to provide financial accommodation or to acquire or underwrite Financial Indebtedness aggregating to at least A$100,000 or its equivalent is prematurely terminated; or

                   (iii) an event of default as defined in another Transaction Document occurs.

                   For the purpose of this paragraph, if a person is required to provide cash cover for Financial Indebtedness as a result of an actual, likely or threatened default or an event of default or termination, cancellation, special prepayment or similar event, whatever called, that Financial Indebtedness will be taken to be due and payable. Sub-paragraphs (i)(B) and (ii) will not apply if a Relevant Company exercises an optional right of prepayment or termination in the absence of actual, likely or threatened default or an event of default or termination, cancellation, special prepayment or similar event, whatever called.

          (d)      (ADMINISTRATION, WINDING UP, ARRANGEMENTS, INSOLVENCY ETC.)

                   (i) An administrator of a Relevant Company is appointed.

                   (ii) Except for the purpose of a solvent reconstruction or amalgamation previously approved by the Agent:

                             (A)     an application or an order is made,
                                     proceedings are commenced, a resolution
                                     is passed or proposed in a notice of
                                     meeting or an application to a court or
                                     other steps are taken for:

                                     (I)     the winding up, dissolution or
                                             administration of a Relevant
                                             Company; or

                                     (II)    a Relevant Company entering into
                                             an arrangement, compromise or
                                             composition with or assignment for
                                             the benefit of its creditors or a
                                             class of them,

                                     (other than applications, proceedings,
                                     notices and steps which are frivolous or vexatious or which are dismissed or withdrawn within five Business Days); or

                             (B) a Relevant Company ceases, suspends or threatens to cease or suspend the conduct of all or a substantial part of its business or disposes of or threatens to dispose of a substantial part of its assets; or

                   (iii)     a Relevant Company:

                             (A) is, or under legislation is presumed or taken to be, insolvent (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute); or

                             (B) stops or suspends or threatens to stop or suspend payment of all or a class of its debts.

          (e)      (ENFORCEMENT AGAINST ASSETS)

                   (i) A receiver, receiver and manager, administrative receiver or similar officer is appointed to;

                   (ii) a Security Interest becomes enforceable or is enforced over; or

                   (iii) a distress, attachment or other execution is levied or enforced or applied for over,

                   all or any of the assets and undertaking of a Relevant
                   Company.

          (f) (REDUCTION OF CAPITAL) Without the prior consent of the Agent, a Relevant Company:

                   (i) reduces its capital (including, without limitation, a purchase of its shares but excluding a redemption of redeemable shares);

                   (ii) passes a resolution to reduce its capital or to authorize it to purchase its shares or a resolution under section 188(2) or 205(10) of the Corporations Law or an equivalent provision, or calls a meeting to consider such a resolution; or

                   (iii) applies to a court to call any such meeting or to sanction any such resolution or reduction.

          (g)      (ANALOGOUS PROCESS FOR RELEVANT COMPANY OR THERMADYNE
                   HOLDINGS)

                   (i) Anything analogous to anything referred to in paragraphs (d) to (f) inclusive, or having substantially similar effect, occurs with respect to any Relevant Company under any overseas law or any law which commences or is amended after the date of this Agreement.

                   (ii) An involuntary proceeding is commenced or an involuntary petition is filed in a court of competent jurisdiction seeking:

                             (A) relief in respect of Thermadyne Holdings, or of a substantial part of its property or assets, under Title 11 of the United States Code or any other United States federal or state or foreign bankruptcy, insolvency, receivership or similar law;

                             (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for, or for a substantial part of, the property or assets of Thermadyne Holdings; or

                             (C)     the winding-up or liquidation of
                                     Thermadyne Holdings,

                             other than a petition or proceeding which is dismissed or withdrawn within 5 Business Days.

                   (iii) Except for the purpose of a solvent reconstruction or amalgamation Thermadyne Holdings:

                             (A) voluntarily commences any proceeding or files any petition seeking relief under Title 11 of the United States Code or any other United States federal or state or foreign bankruptcy, insolvency, receivership or similar law;

                             (B) consents to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in sub-paragraph
                                     (ii);

                             (C) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for, or for a substantial part of, its property or assets;

                             (D) makes a general assignment for the benefit of creditors;

                             (E) becomes unable, admits in writing its inability or fails generally to pay its debts as they become due; or

                             (F)     takes any action for the purpose of
                                     effecting any of the foregoing.

                   (iv) Financial Indebtedness of Thermadyne. Holdings aggregating to at least US$10,000,000 or its equivalent becomes due and payable before its stated maturity or expiry otherwise than as a consequence of Thermadyne Holdings exercising an optional right of prepayment or termination in the absence of an event of default or termination or similar event, whatever called.

          (h)      (VITIATION OF DOCUMENTS)

                   (i) All or any part of a Relevant Document is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect;

                   (ii) a party becomes entitled to terminate, rescind or avoid all or part of a Relevant Document; or

                   (iii) a party other than the Agent or a Lender alleges or claims that an event described in sub-paragraph
                             (i) has occurred or that it is entitled as described in sub-paragraph (ii),

                   and, in the case of a Material Document, that has a Material Adverse Effect.

          (i) (REVOCATION OF AUTHORISATION) An Authorisation which is material to the performance by any Relevant Company of a Relevant Document, or to the validity and enforceability of a Relevant Document or to the security of the Agent and the Lenders, is repealed, revoked or terminated or expires, or is modified or amended or conditions are attached to it in a manner unacceptable to the Agent, and is not replaced by another Authorisation acceptable to the Agent, and that has a Material Adverse Effect.

          (j) (MATERIAL ADVERSE CHANGE) Any other event or series of events, whether related or not, occurs (including, without limitation, a material adverse change in the business, assets or financial condition of any Relevant Company or the value of the Mortgaged Property), which has or is likely to have a Material Adverse Effect.

          (k)      (CONTROL) Without the prior consent of the Agent:

                   (i) Thermadyne Australia, the Borrower or a Guarantor becomes a Subsidiary of another person; or

                   (ii) in the reasonable opinion of the Agent there is a material change in the ownership or control of Thermadyne Australia, the Borrower or a Guarantor.

          (l)      (TRUST)

                   (i) A new or additional trustee of the Trust is appointed;

                   (ii) the beneficiaries resolve to wind up the Trust, or Quetala is required to wind up the Trust under the Trust Deed or applicable law, or the winding up of the Trust commences;

                   (iii) the Trust is held or is conceded by Quetala not to have been constituted or to have been imperfectly constituted;

                   (iv) Quetala ceases to be authorised under the Trust to hold the property of the Trust in its name and to perform its obligations under the Transaction Documents;

                   (v) Quetala ceases to be entitled to be indemnified out of the assets of the Trust in respect of its obligations under the Transaction Documents or to have a lien over them; or

                   (vi) Any transfer of a unit in the Trust is executed by or on behalf of the holder of that unit.

          (m)      (COMPULSORY ACQUISITION)

                   (i) All or any substantial part of the Mortgaged Property or assets of a Relevant Company is compulsorily acquired by or by order of a Governmental Agency or under law; or

                             (ii) a Governmental Agency orders the sale, vesting or divesting of all or any substantial part of the Mortgaged Property or assets of a Relevant Company.

          (n) (GOVERNMENTAL INTERFERENCE) A law or anything done by a Governmental Agency wholly or partially to a material extent renders illegal, prevents or restricts the performance or effectiveness of a Transaction Document or otherwise has a Material Adverse Effect.

          (s)      (ENVIRONMENTAL EVENT)

                   (i)       (A)     Any person takes action;

                             (B)     there is a claim; or

                             (C) there is a requirement of expenditure or of cessation or alteration of activity,

                             under Environmental Law, which has or is likely to have a Material Adverse Effect; or

                   (ii) a circumstance arises which may give rise to an action, claim or requirement.

21.2      CONSEQUENCES

          In addition to any other rights provided by law or any Transaction Document, at any time after a Designated Event the Agent may and shall if the Majority Lenders direct do all or any of the following:

          (a) by notice to the Borrower declare the Secured Moneys immediately due and payable, and the Borrower shall immediately pay the Secured Moneys;

          (b)      by notice to the Borrower cancel the Commitments;

          (c) at the cost of the Borrower, appoint a firm of independent accountants or other experts to review and report to the Agent and the Lenders on the affairs, financial condition and business of any Relevant Company. Each Relevant Company will do everything in its power to ensure the review and report can be carried out promptly, completely and accurately. Without limitation, it will co-operate fully with the review and ensure that the accountants and experts are given access to all premises and records of each Relevant Company and are given all information concerning any Relevant Company which they require from time to time. It will ensure that all officers and employees of each Relevant Company do the same.

21.3      CASH COVER FOR LETTERS OF CREDIT AND BILLS

          (a)      Each Lender shall hold by way of cash cover:

                   (i) any amount paid under Clause 17.5 (ILLEGALITY) or Clause 21.2(a) (CONSEQUENCES) in respect of the contingent liability under a Bill or Letter of Credit or in respect of any other sum contingently owing; and

                   (ii)      interest credited under this clause.

          (b)      A Lender:

                   (i) may at any time apply any such moneys in or towards satisfaction of any sum at any time payable by the Borrower to the Lender under or in relation to any Transaction Document; and

                   (ii) shall apply any such moneys then remaining against any amount payable under Clause 13.12 or Clause 15.8, as appropriate.

          (c) Any moneys held under paragraph (a) (including interest) will accrue and be credited with interest at a rate and in the manner that the Lender determines would apply to deposits at call (or of any other term specified by the Agent) of a similar amount under its normal procedures.

          (d) The balance of the moneys held under paragraph (a) (including interest) will only be repayable to the extent that on any day it exceeds the amount of the Secured Moneys payable to that Lender (including without limitation the face amounts of all outstanding Bills or Letters of Credit and all amounts which are then or may subsequently become contingently owing). When ever there is such an excess that excess will be payable on demand.

21.4      TECHNICAL DEFAULT IN PAYMENT

          Failure by the Borrower to pay an amount due will not constitute a Designated Event under Clause 21.1(a)(i) (NONPAYMENT DEFAULT EVENT) if:

          (a) before the exercise of the Agent's powers under Clause 21.2 the Borrower demonstrates to the satisfaction of the Agent that it had sufficient available funds with its bankers and had given appropriate instructions to those bankers to make that payment and that the payment would have been made but for temporary technical or administrative difficulties outside the control of the Borrower; and

          (b) payment is received in the manner required within 2 Business Days of the due date.

          The Agent need not wait for a demonstration under paragraph (a) before exercising its powers under Clause 21.2.

22.       GUARANTEE

22.1      GUARANTEE

          The Guarantors jointly and severally unconditionally and irrevocably guarantee the due and punctual payment of the Secured Moneys. Each Guarantor enters into this Agreement for valuable consideration which includes, without limitation, the Indemnified Parties entering into this Agreement at its request.

22.2      PAYMENT

          If the Borrower fails to pay any Secured Moneys when due, then on demand from time to time each Guarantor shall pay an amount equal to those Secured Moneys in the same manner and currency which the Borrower is required to pay the Secured Moneys under the relevant Transaction Document (or would have been but for its Liquidation).

22.3      UNCONDITIONAL NATURE OF OBLIGATION

          Neither this Agreement, any Security Document nor the obligations of any Guarantor under this Agreement or any Security Document will be affected by anything which but for this provision might operate to release, prejudicial!y affect or discharge them or in any way relieve any Guarantor from any obligation including. without limitation:

          (a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;

          (b) any transaction or arrangement that may take place between any Indemnified Party and any person;

          (c)      the Liquidation of any person;

          (d) any Indemnified Party becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to any person;

          (e) any Indemnified Party exercising or delaying or refraining from exercising or enforcing any document or agreement or any right, power or remedy conferred on it by law or by any Transaction Document or by any other document or agreement with any person;

          (f) the amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment, assignment or transfer, in whole or in part and with or without consideration, of any Transaction Document or of any other document or agreement held by any Indemnified Party at any time or of any right, obligation, power or remedy;

          (g) the taking or perfection of or failure to take or perfect a document or agreement;

          (h) the failure by any person or any Indemnified Party to notify any Guarantor of any default by any person under any Transaction Document or any other document or agreement;

          (i) any Indemnified Party obtaining a judgment against any person for the payment of any Secured Moneys;

          (j) any legal limitation, disability, incapacity or other circumstance relating to any person;

          (k) any change in any circumstance (including, without limitation, in the members or constitution of a person);

          (l) this Agreement or any other document or agreement not being valid or executed by, or binding on, any person; or

          (m) any increase in the Secured Moneys for any reason (including, without limitation, as a result of anything referred to above),

          whether with or without the consent of the Guarantors. Without limitation, this Agreement binds a Guarantor even if it is, or has become, the only Guarantor bound. None of the above paragraphs limits the generality of any other. A reference to ANY PERSON includes, without limitation, any other Guarantor and the Borrower.

22.4      NO MARSHALLING

          No indemnified Party is obliged to marshal or appropriate in favor of any Guarantor or to exercise, apply or recover:

          (a) any Security Interest, Guarantee, document or agreement (including, without limitation, any Transaction Document) held by an Indemnified Party at any time; or

          (b) any of the funds or assets that an Indemnified Party may be entitled to receive or have a claim on.

22.5      NO COMPETITION

          Until the Secured Moneys have been irrevocably paid and discharged in full no Guarantor is entitled to, and no Guarantor shall:

          (a) be subrogated to any Indemnified Party or claim the benefit of any Security Interest or Guarantee held by any Indemnified Party at any time;

          (b) either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment arising out of or relating to the Liquidation of the Borrower, any other Guarantor or any other person who gives a Guarantee or Security Interest in respect of any Secured Moneys; or

          (c) have or claim any right of contribution or indemnity from the Borrower, any other Guarantor or any other person who gives a Guarantee or Security Interest in respect of any Secured Moneys.

          The receipt of any distribution, dividend or other payment by any Indemnified Party out of or relating to any Liquidation will not prejudice the right of any Indemnified Party to recover the Secured Moneys by enforcement of this Agreement.

22.6      SUSPENSE ACCOUNT

          In the event of the Liquidation of the Borrower or any other person (including, without limitation, any Guarantor) each Guarantor authorizes each Indemnified Party:

          (a) to prove for all moneys which the Guarantors have paid that Indemnified Party under this Agreement; and

          (b)      (i)       to retain and carry to a suspense account; and

                   (ii)      to appropriate at the discretion of the Agent,

                   any dividend received in the Liquidation of the Borrower or any other person and any other money received in respect of the Secured Moneys,

          until each Indemnified Party has been paid the Secured Moneys in full.

22.7      RESCISSION OF PAYMENT

          Whenever for any reason (including without limitation under any law relating to Liquidation, fiduciary obligations or the protection of creditors):

          (a) all or part of any transaction of any nature (including, without limitation, any payment or transfer) made during the term of this Agreement which affects or relates in any way to the Secured Moneys is void, set aside or voidable;

          (b) any claim that anything contemplated by paragraph (a) is so is upheld, conceded or compromised; or

          (c) any Indemnified Party is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

          each Indemnified Party will immediately become entitled against each Guarantor to all rights in respect of the Secured Moneys and the Mortgaged Property which it would have had if all or the relevant part of the transaction or receipt had not taken place. Each Guarantor shall indemnify each Indemnified Party on demand against any resulting loss, cost or expense. This clause continues after this Agreement is discharged.

22.8      INDEMNITY

          If any Secured Moneys (including moneys which would have been Secured Moneys if they were recoverable) are not recoverable from the Borrower for any reason (including, without limitation, any legal limitation, disability, incapacity or thing affecting the Borrower) each Guarantor shall indemnify each Indemnified Party on demand and shall pay those moneys to the relevant Indemnified Party on demand.

          This applies whether or not:

          (a) any transaction relating to the Secured Moneys was void or illegal or has been subsequently avoided; or

          (b) any matter or fact relating to that transaction was or ought to have been within the knowledge of any Indemnified Party.

22.9      CONTINUING GUARANTEE AND INDEMNITY

          This clause:

          (a)      is a continuing guarantee and indemnity;

          (b) will not be taken to be wholly or partially discharged by the payment at any time of any Secured Moneys or by any settlement of account or other matter or thing; and

          (c) remains in full force until the Secured Moneys have been paid in full and the Guarantors have completely performed their obligations under this Agreement.

22.10     VARIATIONS

          This clause, each Security Document and any Collateral Security covers the Secured Moneys as varied from time to time including, without limitation, as a result of:

          (a)      any amendment to, or waiver under, any Transaction Document;
                   or

          (b)      the provision of further accommodation to the Borrower,

          and whether or not with the consent of or notice to the Guarantors. This does not limit any other provision.

22.11     JUDGMENT

          A judgment obtained against the Borrower will be conclusive against each Guarantor.

22.12     CONDITIONS PRECEDENT

          Any condition or condition precedent to the provision of financial accommodation, is for the benefit of the Indemnified Parties and not the Guarantors. Any waiver of or failure to satisfy such a condition or condition precedent will be disregarded in determining whether an amount is part of the Secured Moneys.

23.       INTEREST ON OVERDUE AMOUNTS

23.1      ACCRUAL AND PAYMENT

          (a) (ACCRUAL) Interest accrues on each unpaid amount which is due and payable by the Borrower or a Guarantor under or in respect of any Transaction Document (including interest payable under this clause):

                   (i) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

                   (ii) both before and after judgment (as a separate and independent obligation); and

                   (iii)     at the rate provided in Clause 23.2 (RATE).

          (b) (PAYMENT) Each of the Borrower and the Guarantors shall pay interest accrued under this clause on demand by the Agent and on the last Business Day of each calendar quarter. That interest is payable in the currency of the unpaid amount on which it accrues.

23.2      RATE

          The rate applicable under this clause is the sum of 2% per annum plus the higher of:

          (a) the rate (if any) applicable to the amount immediately before the due date; and

          (b) the sum of the Margin and the rate determined by the Agent on a monthly basis to be its buying rate as at or about 10 am (Sydney time) for bills of exchange which are accepted by an Australian bank selected by the Agent and which have a term not exceeding one month.

24.       FEES

24.1      REVOLVING CREDIT FACILITY FEE

          (a) A facility fee accrues at 0.75% per annum on the daily amount of the Revolving Credit Commitment of each Lender from the date of this Agreement.

          (b) The facility fee is calculated on the actual number of days and on the basis of a year of 365 days.

          (c) The Borrower shall pay the facility fee in advance on the first Business Day of each calendar quarter and on the date of this Agreement calculated on the Revolving Credit Commitment at the date of payment. It is not refundable.

24.2      LETTER OF CREDIT FEE

          (a) A letter of credit fee accrues at 0.35% per annum (or, if different, at the rate charged to the Agent or the Lenders by the applicable Beneficiary) on the daily amount of each Lender's Share of the face amount of each Letter of Credit from the date the Letter of Credit is issued.

          (b) The fee is calculated on the actual number of days and on the basis of a year of 365 days.

          (c) The Borrower shall pay the letter of credit fee in advance on the first Business Day of each calendar quarter and on the date the Letter of Credit is issued calculated on the face amount of the Letter of Credit at the date of payment. It is not refundable.

24.3      ISSUANCE FEE

          (a) An issuance fee accrues at 0.75% per annum on the daily amount of each Lender's Share of the face amount of each outstanding Letter of Credit from the date the Letter of Credit is issued.

          (b) The fee is calculated on the actual number of days and on the basis of a year of 365 days.

          (c) The Borrower shall pay the issuance fee in advance on the first Business Day of each calendar quarter and on the date the Letter of Credit is issued calculated on the face amount of the Letter of Credit at the date of payment. It is not refundable.

24.4      AGENT'S FEE

          (a)      The Borrower shall pay an annual agent's fee (the AGENT'S
                   FEE) to the Agent for its own account. The amount of the first payment is $50,000.

          (b) On January 1 of each year the Agent's Fee will be varied in accordance with the following formula.

                   P= A x B
                      -----
                        C

                   where:

                   P means the Agent's Fee payable for the following calendar year;

                   A means the Agent's Fee payable for the calendar year just ended;

                   B means the Index Number last published before the expiration of the calendar year just ended; and

                   C means the Index Number last published before the commencement of the calendar year just ended.

                   If the Index Number is the quarterly Consumer Price Index Sydney All Groups number published by the Australian Bureau of Statistics and that Index Number is revised or corrected by the Australian Bureau of Statistics after the Agent's Fee has been calculated, then that Agent's Fee will be revised in accordance with the revised or corrected Index Number.
                   If the Agent's Fee has been paid, then a cash adjustment shall be made between the parties, within 14 days of the revision or correction, as required.

          (c) The Agent's Fee will be paid in advance on January 1 of each year until the Secured Moneys have been fully and finally repaid. The first payment will be made on the date of this Agreement. The fee is non-refundable.

25.       INDEMNITIES

          On demand the Borrower shall indemnify each Indemnified Party against any loss, cost, charge, liability or expense the Indemnified Party (or any officer of employee of the Indemnified Party) may sustain or incur as a direct or indirect consequence of:

          (a) the occurrence of any Designated Event or Potential Designated Event;

          (b) any exercise or attempted exercise of any right, power or remedy under any Transaction Document or any failure to exercise any right, power or remedy;

          (c) a Segment requested in a Drawdown Notice or Selection Notice not being provided for any reason (including, without limitation, failure to fulfil any condition precedent but excluding any default by the Indemnified Party which is claiming under this clause); or

          (d) a Lender receiving payments of principal in respect of any Segment before the last day its Funding Period for any reason, including, without limitation, prepayment under this Agreement, but excluding default by the Agent.

          Without limitation the indemnity will cover any amount determined by the relevant Lender to be incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the relevant Lender to fund or maintain any Segment or amount (including loss of margin) and by reason of the reversing or termination of any agreement or arrangement entered into by the relevant Lender to hedge, fix or limit its effective cost of funding or maintaining any Segment or amount.

26.       CONTROL ACCOUNTS

          The accounts kept by the Agent constitute sufficient evidence, unless proven wrong, of the amount at any time due from the Borrower under this Agreement.

27.       EXPENSES

          On demand the Borrower shall reimburse:

          (a) the Agent for its reasonable expenses in relation to the preparation, execution and completion of the Transaction Documents and any subsequent consent, agreement, approval, waiver or amendment;

          (b)      each Indemnified Party for its expenses in relation to:

                   (i) any actual or contemplated enforcement of the Transaction Documents, or actual or contemplated exercise, preservation or consideration of any rights, powers or remedies under the Transaction Documents or in relation to the Mortgaged Property; and

                   (ii) any inquiry by a Governmental Agency concerning any Relevant Company or a transaction or activity for which, or in connection with which, financial accommodation or funds raised under a Transaction Document are used or provided.

          This includes, without limitation, legal costs and expenses (including in-house lawyers charged at their usual rates) on a full indemnity basis and travelling and out of pocket expenses, any expenses incurred in any review or environmental audit or in retaining consultants to evaluate matters of material concern to the Indemnified Parties, and administrative costs including any time of its executives (whose time and costs are to be charged at reasonable rates).

28.       STAMP DUTIES

          (a) The Borrower shall pay all stamp, transaction, registration and similar Taxes (including fines and penalties) which may be payable in relation to the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.

          (b) Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to any Indemnified Party by bank or financial institution.

          (c) On demand the Borrower shall indemnify each Indemnified Party against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Indemnified Party to pay any Tax after having been put in funds to do so by the Borrower.

29.       SET-OFF

          (a) Each of the Borrower and the Guarantors severally irrevocably authorises each Indemnified Party to apply any credit balance in any currency (whether or not matured) in any of its accounts with any branch of that Indemnified Party towards satisfaction of any sum at any time due and payable by it to that Indemnified Party under or in relation to any Transaction Document. No Indemnified Party is obliged to make the application.

          (b) Any Indemnified Party may effect currency exchanges appropriate to implement that application.

30.       WAIVERS, REMEDIES CUMULATIVE

          (a) No failure to exercise and no delay in exercising any right, power or remedy under any Transaction Document operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

          (b) The rights, powers and remedies provided to the Indemnified Parties in the Transaction Documents are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

31.       SEVERABILITY OF PROVISIONS

          Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

32.       SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

          (a) All representations and warranties in any Transaction Document survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

          (b)      Each indemnity in any Transaction Document:

                   (i)       is a continuing obligation;

                   (ii)      is a separate and independent obligation; and

                   (iii) survives termination or discharge of the relevant Transaction Document.

33.       MORATORIUM LEGISLATION

          To the full extent permitted by law all legislation which at any time directly or indirectly:

          (a) lessens, varies or affects in favor of the Borrower or a Guarantor any obligation under a Transaction Document; or

          (b) delays, prevents or prejudicially affects the exercise by any Indemnified Party of any right, power or remedy conferred by any Transaction Document,

          is excluded from the Transaction Documents.

34.       ASSIGNMENTS

34.1      ASSIGNMENT BY BORROWER AND GUARANTOR

          Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent acting on the instructions of all Lenders.

34.2      ASSIGNMENT BY LENDERS

          A Lender may assign or transfer all or any of its rights or obligations under the Transaction Documents at any time if:

          (a)      any necessary prior Authorization is obtained;

          (b) the Lender gives Thermadyne Australia at least 5 Business Days prior notice; and

          (c) in the case of a transfer of obligations, the transfer is effected by a substitution in accordance with Clause 34.3.

34.3      SUBSTITUTION CERTIFICATES

          (a) If a Lender wishes to substitute a new bank or financial institution for all or part of its participation under this Agreement, it and the substitute shall in the Australian Capital Territory or outside Australia execute and deliver to the Agent four counterparts of a certificate substantially in the form of Annexure F.

          (b) On receipt of the certificate, if the Agent is satisfied that the substitution complies with Clause 34.2, it shall promptly:

                   (i)       notify the Borrower;

                   (ii) countersign the counterparts on behalf of all other parties to this Agreement;

                   (iii) enter the substitution in a register kept by it (which will be conclusive); and

                   (iv) retain one counterpart and deliver the others to the retiring Lender, the substitute Lender and the Borrower.

          (c) When the certificate is countersigned by the Agent the retiring Lender will be relieved of its obligations to the extent specified in the certificate and the substitute Lender will be bound by the Transaction Documents as stated in the certificate.

          (d) Each other party to this Agreement irrevocably authorises the Agent to sign each certificate on its behalf.

          (e) Unless the Agent otherwise agrees, no substitution may be made while any Drawdown Notice or Selection Notice is current.

34.4      DISCLOSURE

          A Lender may disclose to a proposed assignee, transferee or sub-participant information which relates to any Relevant Company or was furnished in connection with the Transaction Documents if it first obtains the consent of the Borrower (who shall not unreasonably withhold or delay that consent).

34.5      NO INCREASED COSTS

          Despite anything to the contrary in this Agreement, if a Lender assigns its rights under this Agreement, the Borrower will not be required to pay any net increase in the total amount of costs, Taxes, fees or charges which is a direct consequence of the assignment and of which the Lender or its assignee was aware or ought reasonably to have been aware on the date of the assignment or change. For this purpose only a substitution under Clause 34.3 (SUBSTITUTION CERTIFICATES) will be regarded as an assignment.

35.       RELATIONSHIP OF LENDERS TO AGENT

35.1      AUTHORITY

          (a) Subject to Clause 35.15 each Lender irrevocably appoints the Agent to act as its agent under the Transaction Documents. The Agent has all powers expressly delegated to it by the Transaction Documents together with all other powers reasonably incidental to those powers.

          (b) The Agent has no duties or responsibilities except those expressly set out in the Transaction Documents.

35.2      INSTRUCTIONS; EXTENT OF DISCRETION

          (a) In the exercise of all its rights, powers and discretions under the Transaction Documents the Agent shall act in accordance with the instructions (if any) of the Majority Lenders or (where so specified) of all Lenders.

          (b) In the absence of those instructions, the Agent need not act but may act as it sees fit in the best interests of the Lenders.

          (c) Any action taken by the Agent under the Transaction Documents binds all the Lenders.

          (d) The Agent is not obliged to consult with the Lenders before giving any consent, approval or agreement or making any determination under the Transaction Documents except where this Agreement expressly provides otherwise.

35.3      NO OBLIGATION TO INVESTIGATE AUTHORITY

          (a) Neither Thermadyne Australia, the Borrower nor a Guarantor need enquire whether any instructions have been given to the Agent by all Lenders or the Majority Lenders or as to the terms of those instructions.

          (b) As between Thermadyne Australia, the Borrower and the Guarantors on the one hand and the Agent and the Lenders on the other, all action taken by the Agent under the Transaction Documents will be taken to be authorised.

35.4      AGENT NOT A FIDUCIARY

          The Agent will not be taken to owe any fiduciary duty to any Lender, any Relevant Company or any other person except as expressly provided in a Transaction Document.

35.5      EXONERATION

          Neither the Agent nor any of its respective directors, officers, employees, agents, attorneys, Related Corporations or successors is responsible to the Lenders for, or will be liable (whether in negligence or on any other ground whatever) in respect of:

          (a) any conduct relating to, contained in or relying on, any loan proposal or information memorandum, any Transaction Document or any document or agreement referred to in or received under any Transaction Document;

          (b) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any loan proposal or information memorandum, any Transaction Document or any other document or agreement;

          (c) any failure by any Relevant Company to perform its obligations; or

          (d) any action taken or omitted to be taken by it or them under any Transaction Document except in the case of its or their own wilful misconduct or gross negligence.

35.6      DELEGATION

          The Agent may employ agents and attorneys.

35.7      RELIANCE ON DOCUMENTS AND EXPERTS

          The Agent may rely on:

          (a) any document (including any facsimile transmission, telegram or telex) believed by it to be genuine and correct; and

          (b) advice and statements of lawyers, independent accountants and other experts selected by the Agent.

35.8      NOTICE OF TRANSFER

          The Agent may treat each Lender as the holder of the Lender's rights under the Transaction Documents until the Agent has received either a substitution certificate under this Agreement or a notice of assignment satisfactory to the Agent.

35.9      NOTICE OF DEFAULT

          (a) The Agent will be taken not to have knowledge of the occurrence of a Designated Event or Potential Designated Event unless the Agent has received notice from a Lender or Relevant Company stating that a Designated Event or Potential Designated Event has occurred and describing it.

          (b) If the Agent receives notice or the officers of the Agent having day to day responsibility for the transaction become aware that a Designated Event has occurred, the Agent shall notify the Lenders, subject to Clause 35.14(c).

35.10     AGENT AS LENDER AND BANKER

          (a) The Agent in its capacity as a Lender has the same rights and powers under the Transaction Documents as any other Lender. It may exercise them as if it were not acting as the Agent.

          (b) The Agent may engage in any kind of business with any Relevant Company as if it were not the Agent. It may receive consideration for services in connection with any Transaction Document and otherwise without having to account to the Lenders.

35.11     INDEMNITY TO AGENT

          (a) The Lenders shall indemnify the Agent on demand (to the extent not reimbursed by any Relevant Company under any Transaction Document) ratably in accordance with their respective Commitments against any loss, cost, liability, expense or damage the Agent may sustain or incur directly or indirectly under or in relation to the Transaction Documents.

          (b) No Lender is liable under this sub-clause for any of the above to the extent that they arise from the Agent's willful misconduct or gross negligence.

          (c) The Borrower shall indemnify each Lender on demand against any amount paid under paragraph (a). This does not limit its liability under any other provision.

35.12     INDEPENDENT INVESTIGATION OF CREDIT

          Each Lender confirms that it has made and will continue to make, independently and without reliance on the Agent or any other Lender:

          (a) its own investigations into the affairs of the Relevant Companies; and

          (b) its own analyses and decisions whether to take or not take action under any Transaction Document.

35.13     NO MONITORING

          The Agent is not required to keep itself informed as to the compliance by any Relevant Company with any Transaction Document or any other document or agreement or to inspect any property or book of any Relevant Company.

35.14     INFORMATION

          (a) The Agent shall provide to each Lender a copy of each notice, report and other document which is provided to the Agent in sufficient copies for the Lenders under the Transaction Documents.

          (b) Thermadyne Australia, the Borrower and each Guarantor authorises the Agent to provide any Lender with any information concerning any Relevant Company's affairs which may otherwise come into the possession of the Agent. The Agent is not obliged to do so.

          (c) The Agent is not obliged to disclose any information relating to any Relevant Company if in the opinion of the Agent (on the basis of the advice of its legal advisers) disclosure would or might breach a law or a duty of secrecy or confidence.

35.15     REPLACEMENT OF AGENT

          (a) Subject to the appointment of a successor Agent as provided in this clause:

                   (i) the Agent may resign at any time by giving not less than 30 days notice to the Lenders and to the Borrower; and

                   (ii) the Majority Lenders may remove the Agent from office by giving not less than 30 days notice to the Borrower and the Agent.

          (b) Upon notice of resignation or removal the Majority Lenders have the right to appoint a successor Agent approved by the Borrower and who accepts the appointment.

          (c) If no successor Agent is appointed within 30 days after notice, the retiring Agent may on behalf of the Lenders appoint a successor Agent who accepts the appointment.

          (d) On its appointment the successor Agent will have all the rights, powers and obligations of the retiring Agent. The retiring Agent will be discharged from its rights, powers and obligations.

          (e) The retiring Agent shall execute and deliver all documents or agreements which are necessary or in its opinion desirable to transfer to the successor Agent each Security Interest and Guarantee held by the retiring Agent in relation to the Secured Moneys or to effect the appointment of the successor Agent.

          (f) Alter any retiring Agent's resignation or removal, this clause will continue in effect in respect of anything done or omitted to be done by it while it was acting as Agent.

          (g) The Borrower shall not unreasonably withhold its approval of any proposed successor Agent. It shall respond as soon as practicable to any request for approval.

          (h) The Borrower need not pay the cost of the appointment of a successor Agent under this clause.

35.16     AMENDMENT OF TRANSACTION DOCUMENTS

          Each Lender authorises the Agent to agree with the other parties to any Transaction Document to amend any Transaction Document if:

          (a) the amendment will not increase the Commitments or other obligations of the Lenders, change the dates or amounts of payment of any of the Secured Moneys, release any of the Mortgaged Property or amend this sub-clause or any provision under which the agreement or instructions of all Lenders or the Majority Lenders are required; and

          (b)      (i)       the Agent is satisfied that the amendment is made
                             to correct a manifest error or an error of a minor nature or that the amendment is of a formal or technical nature only; or

                   (ii) the Majority Lenders have, upon request by the Agent, notified the Agent of their agreement to the amendment.

          Each Lender will be bound by any amendment so agreed to by the Agent as if it were party to the relevant amendment agreement.

36.       PROPORTIONATE SHARING

36.1      SHARING

          Whenever any Lender receives or recovers any money in respect of any sum due from a Relevant Company under a Transaction Document in any way (including without limitation by set-off) except through distribution by the Agent under this Agreement:

          (a)      the Lender shall immediately notify the Agent;

          (b) the Lender shall immediately pay that money to the Agent (unless the Agent directs otherwise);

          (c) the Agent shall treat the payment as if it were a payment by the Relevant Company on account of all sums then payable to the Indemnified Parties; and

          (d)      (i)       the payment or recovery will be taken to have been
                             a payment for the account of the Agent and not to the Lender for its own account, and to that extent the liability of the Relevant Company to the Lender will not be reduced by the recovery or payment, other than to the extent of any distribution received by the Lender under paragraph (c); and

                   (ii) (without limiting sub-paragraph (i)) immediately on the Lender making or becoming liable to make a payment under paragraph (b), the Borrower shall indemnify the Lender against the payment to the extent that (despite sub-paragraph (i)) its liability has been discharged by the recovery or payment.

          If the Lender is required to disgorge or unwind all or part of the relevant recovery or payment then the other Lenders shall repay to the Agent for the account of the Lender the amount necessary to ensure that all the Lenders share ratably in the amount of the recovery or payment retained. Paragraphs (c) and (d) above apply only to the retained amount.

36.2      REFUSAL TO JOIN IN ACTION

          A Lender who does not accept an invitation to join an action against any Relevant Company or does not share in the costs of the action (in each case having been given a reasonable opportunity to do so) is not entitled to share in any amount so recovered.

36.3      SHARING WHEN SECURED FINANCING OR BILLS REPAID DIRECTLY

          Whenever:

          (a) a Bill or a Letter of Credit is redeemed, repaid, cancelled or discharged otherwise than through a payment made under this Agreement; or

          (b) the Principal Outstanding is reduced in any manner except through a repayment or prepayment under this Agreement,

          resulting in a greater reduction in the proportion by which a Lender's participation in the Principal Outstanding is reduced than that of the Lender whose participation in the Principal Outstanding is reduced by the smallest proportion (except as a result of any rounding or adjustment of amounts made by the Agent under this Agreement):

          (c)      the Lender shall immediately notify the Agent;

          (d) the Lender shall immediately pay to the Agent an amount equal to the amount of the excess (unless the Agent otherwise directs);

          (e) the Lender's participation in the Principal Outstanding will be taken to be increased by an amount equal to the payment;

          (f) the Agent shall treat the payment as if it were a payment by the Borrower on account of the Principal Outstanding; and

          (g) immediately upon the Lender making or becoming liable to make the payment under paragraph (b) the Borrower shall indemnify that Lender against the payment as which represents the amount of the excess.

          If all or part of the relevant transaction which had that result is subsequently rescinded or must otherwise be restored, and as a result a Letter of Credit or the Lender's Bill is called upon, the Lenders shall repay to the Agent for the account of the Lender the amount which is necessary to ensure that all the Lenders' participations in the Principal Outstanding have been reduced proportionately.

37.       AGENT DEALINGS

          Except where expressly provided otherwise:

          (a) all correspondence under or in relation to the Transaction Documents between a Lender on the one hand, and the Borrower or a Guarantor on the other, will be addressed to the Agent; and

          (b) the Lenders and the Borrower and the Guarantors severally agree to deal with and through the Agent in accordance with this Agreement.

38.       CONFIDENTIALITY

38.1      CONFIDENTIALITY

          Subject to the following sub-clause, no Indemnified Party shall disclose any unpublished information or documents supplied by any Relevant Company in connection with the Transaction Documents which are specifically indicated by any Relevant Company to be confidential and which are not in the public domain.

38.2      PERMITTED DISCLOSURE

          An Indemnified Party may disclose any confidential information or documents:

          (a) in enforcing a Transaction Document or in a proceeding arising out of or in connection with a Transaction Document or to the extent that disclosure is regarded by the Indemnified Party as necessary to protect its interests;

          (b) if required under a binding order of a Governmental Agency or any procedure for discovery in any proceedings;

          (c) if required under any law or any administrative guideline, directive, request or policy whether or not having the force of law and, if not having the force of law, the observance of which is in accordance with the practice of responsible bankers or financial institutions similarly situated;

          (d)      as required or permitted by any Transaction Document;

          (e)      to its legal advisers and its consultants; or

          (f)      with the prior written consent of the Borrower.

38.3      SURVIVAL OF OBLIGATION

          This clause survives the termination of this Agreement.

39.       NOTICES

          All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Agreement:

          (a)      must be in writing;

          (b)      must be signed by an Authorised Officer of the sender; and

          (c)      will be deemed to be duly given or made:

                   (i) (in the case of delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this Agreement or to any other address which it may have notified the sender; or

                   (ii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission,

                   but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

40.       AUTHORISED OFFICERS

          Each of Thermadyne Australia, the Borrower and the Guarantors irrevocably authorises each Indemnified Party to rely on a certificate by any person purporting to be its director or secretary as to the identity and signatures of its Authorised Officers. Each of Thermadyne Australia, the Borrower and the Guarantors warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents.

          Each Guarantor and Thermadyne Australia warrant that each Authorised Officer of the Borrower is authorised to sign Drawdown and Selection Notices on behalf of each Guarantor and Thermadyne Australia respectively.

41.       GOVERNING LAW AND JURISDICTION

          This Agreement is governed by the laws of Victoria. Each of Thermadyne Australia, the Borrower and the Guarantors submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

42.       COUNTERPARTS

          This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

43.       ACKNOWLEDGEMENT

          Each of Thermadyne Australia, the Borrower and each Guarantor confirms that:

          (a) it has not entered into this Agreement in reliance on, or as a result of, any conduct of any kind of or on behalf of any Indemnified Party or any Related Corporation of any Indemnified Party (including, without limitation, any advice, warranty, representation or undertaking); and

          (b) neither any Indemnified Party nor any Related Corporation of any Indemnified Party is obliged to do anything (including, without limitation, disclose anything or give advice),

          except as expressly set out in the Transaction Documents or in writing duly signed by or on behalf of any Indemnified Party or Related Corporation.

44.       CONSENTS AND OPINIONS

          Except where expressly stated any Indemnified Party may give or withhold, or give conditionally, approvals and consents (including in relation to any Business Plan), may be satisfied or unsatisfied, may form opinions, and may exercise rights, powers and remedies at its absolute discretion.

45.       SECURITY DOCUMENTS

          Despite anything to the contrary in any Security Document (but subject to any law which applies notwithstanding an agreement to the contrary), the Agent will not be required to release or discharge any Security Document before the Secured Moneys have been fully and finally paid, repaid and discharged and all the Commitments have been cancelled.

EXECUTED as an agreement.

                                   SCHEDULE 1

                                    LENDERS

                           PART A - TERM FACILITY
                           -------  -------------

                1                                    2                                   3
              LENDER                            TERM COMMITMENT                       ADDRESS FOR
                                                    (A$)                             CORRESPONDENCE

1.          Bankers Trust Australia               15,000,000                         Level 15,
            Limited                                                                  The Chifley Tower
            (ACN 003 017 221)                                                        2 Chifley Square
                                                                                     Sydney NSW 2000
                                                                                     Fax: 259 9824
                                                                                     Attention: Manager,
                                                                                     Operations - Corporate
                                                                                     Finance

                                  PART B - REVOLVING CREDIT FACILITY
                                  -------  -------------------------

                  1                                   2                                   3
                LENDER                         REVOLVING CREDIT                      ADDRESS FOR
                                                  COMMITMENT                       CORRESPONDENCE
                                                     (A$)

1.          Bankers Trust Australia               22,000,000                         Level 15,
            Limited                                                                  The Chifley Tower
            (ACN 003 017 221)                                                        2 Chifley Square
                                                                                     Sydney NSW 2000
                                                                                     Fax: 259 9824
                                                                                     Attention: Manager,
                                                                                     Operations - Corporate
                                                                                     Finance

                                   ANNEXURE A

                                DRAWDOWN NOTICE

To:         BT Management Services Pty Limited

              COMWELD GROUP PTY LIMITED - DRAWDOWN NOTICE NO. [*]

We refer to the Syndicated Credit Agreement dated 3 August 1989 and amended and restated on [*] 1996 (the CREDIT AGREEMENT).

Under Clause 6 of the Credit Agreement:

(1) we give you irrevocable notice that we wish to draw under [Facility or Facilities] on [*] 19[*] (the DRAWDOWN DATE); [NOTE: DATE IS TO BE A BUSINESS DAY.]

(2)         the total principal amount to be drawn is [*];
            [NOTE: AMOUNT TO COMPLY WITH THE LIMITS IN CLAUSE 2 AND IN THE CASE OF THE LC FACILITY, CLAUSE 13.4.]

(3)         particulars of each Segment of each Facility are as follows:

            FACILITY    PRINCIPAL AMOUNT    FUNDING PERIOD

            [NOTE: AMOUNTS TO COMPLY WITH CLAUSE 7 AND LENGTH OF FUNDING PERIOD TO COMPLY WITH CLAUSE 9.]

(4) we request that the proceeds be remitted to account number [*] at [*] [in the case of the [*] Facility, and to account number [*] at [*] in the case of the [*] Facility];

(5) we represent and warrant on behalf of the Borrower, Thermadyne Australia and each Guarantor that:

            (a) [(except as disclosed in paragraph (c)] the representations and warranties in the Credit Agreement are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting; [and]

            (b) [(except as disclosed in paragraph (c)] no Designated Event [or Potential Designated Event] is subsisting or will result from the drawing; [and]

            [(c) details of the exceptions to paragraphs (a) and (b) are as follows: [*], and we [have taken/propose] the following remedial action [*];]

            [NOTE: INCLUSION OF A STATEMENT UNDER PARAGRAPH (C) WILL NOT PREJUDICE THE CONDITIONS PRECEDENT IN THE AGREEMENT]

**[(6) details of the Beneficiary and the Secured Financing with respect to the Segment[s] of the LC Facility are as follows:

                           Beneficiary:
                                       ----------------------------------------
                           Nature of Secured Financing:
                                                        -----------------------
                           Maturity:
                                       ----------------------------------------
                           Amount:
                                       ----------------------------------------

***[(7) we request that you prepare, complete and sign the Bills to be comprised in [each/the] Segment of the Bill Facility on our behalf under Clause [*].]

Definitions in the Credit Agreement apply when used in this Drawdown Notice.

On behalf of
COMWELD GROUP PTY LIMITED

By:                                              [Authorised Officer]


DATED                                                 19[*]


NOTE:

**          USE IN LC FACILITY.

***         USE IN BILL FACILITY.

                                   ANNEXURE B

                                SELECTION NOTICE

To:         BT Management Services Pty Limited

              COMWELD GROUP PTY LIMITED - SELECTION NOTICE NO. [*]

We refer to the Syndicated Credit Agreement dated 3 August 1989 and amended and restated on [*] 1996 (the CREDIT AGREEMENT).

Under Clause 8 of the Credit Agreement:

(1) we give you irrevocable notice that we wish to draw or continue [a Segment/Segments] under [Facility or Facilities] on [*] 19[*] (the SELECTION DATE) [as a switch [in the case of [*] Facility] from [*] Facility]; [NOTE: THE SELECTION DATE IS TO BE A BUSINESS DAY.]

(2) particulars of [each/the] Segment [of each Facility] requested are as follows:

            FACILITY      PRINCIPAL AMOUNT     FUNDING PERIOD

            [*] Facility      $[*]
            [*] Facility      $[*]                  [*]];
            [NOTE: AMOUNTS TO COMPLY WITH CLAUSE 7 AND LENGTH OF FUNDING PERIOD TO COMPLY WITH CLAUSE 9.]

(3) we request that the proceeds be remitted to account number [*] at [*] [in the case of the [*] Facility, and to account number [*] at [*] in the case of the [*] Facility];]
            [NOTE: TO BE COMPLETED ONLY IF FUNDS NOT REQUIRED IN PAYMENT OF AMOUNT DUE UNDER TRANSACTION DOCUMENTS.]

(4) we represent and warrant on behalf of the Borrower, Thermadyne Australia and each Guarantor that:

            (a) [(except as disclosed in paragraph (c)] the representations and warranties in the Credit Agreement are true as though they had been made at the date of this Selection Notice and the Selection Date specified above in respect of the facts and circumstances then subsisting; [and]

            (b) [except as disclosed in paragraph (c)] no Designated Event [or Potential Designated Event] is subsisting or will result from the drawing or continuation of the [Segment/Segments]; [and]

            [(c) details of the exceptions to paragraphs (a) and (b) are as follows;

                      ([*]; and)

                      (we [have taken/propose] the following remedial action:)

                      ([*]; [and])

*[(5) details of the relevant Beneficiary and the Secured Financing with respect to the Segment of the LC Facility are as follows:

                           Beneficiary:
                                       ----------------------------------------
                           Nature of Secured Financing:
                                                        -----------------------
                           Maturity:
                                       ----------------------------------------
                           Amount:
                                       ----------------------------------------

**[(6) we request that you prepare, complete and sign the Bills to be comprised in [each/the] Segment [of the Bill Facility on our behalf under Clause [*] ].]

Definitions in the Credit Agreement apply in this Selection Notice.

On behalf of
COMWELD GROUP PTY LIMITED

By:                                              [Authorised Officer]


DATED                                                 19[*]


NOTE:   *  USE IN LC FACILITY.
        ** USE IN BILL FACILITY.

                                   ANNEXURE C

                         LETTER OF CREDIT AUTHORIZATION
                                (Clause 13.1(c))

                         [FACSIMILE TRANSMISSION/TELEX]

To:         BT Management Services Pty Limited
            [ADDRESS]

Attention:

Fax No:
Telex No:

                           COMWELD GROUP PTY LIMITED

                          SYNDICATED CREDIT AGREEMENT

We refer to your [facsimile/telex] dated [*] notifying us that Comweld Group Pty Limited has requested a Segment of the LC Facility pursuant to a [Drawdown/Selection] Notice dated [*].

In accordance with Clause [13].1(c) of the Credit Agreement, we authorize you as Agent to execute and issue on or after the Accommodation Date specified in that Notice a Letter of Credit in Australian Dollars for our Share of the face amount requested by the Borrower.


-------------------------------------------
On behalf of [Lender]
Authorized Officer

                                   ANNEXURE D

                            FORM OF LETTER OF CREDIT

[DATE]

TO:         [NAME AND ADDRESS OF BENEFICIARY]

Dear Sirs

The Banks listed in the Schedule (the Banks) have pleasure in detailing the particulars of a several Letter of Credit issued in your favour.

                   ----------------------------------------
             IRREVOCABLE SEVERAL STANDBY LETTER OF CREDIT NO. [*]
                          DATED                    199[*]
                   ----------------------------------------

ON ACCOUNT OF:            Comweld Group Pty Limited (the BORROWER)

BENEFICIARY:              [*] (the BENEFICIARY)

TOTAL AMOUNT:             Total maximum limit of liability A$[*] (divided
                          between the Banks in the shares (the SHARES) listed in the Schedule).

EXPIRY DATE:              [*] 19[*]

AVAILABLE AT:             [NAME OF AGENT] (the AGENT), [ADDRESS]

BY DRAFTS ON:             Each of the Banks in the proportions of their
                          respective Shares.

PAYABLE AT:               Sight.

ENFACED: "Drawn under (NAME OF ISSUER] Several Standby Letter of Credit No. [*] dated [*] 19[*]"

RETURNABLE TO:            The Agent, [ADDRESS].

ISSUED IN                 Details of SECURED FINANCING] (the SECURED
CONNECTION WITH:          FINANCING)

Drafts drawn under this Letter of Credit must be payable to the credit of an account in the name of the Beneficiary, must be delivered to the Agent at the address at which this Letter of Credit is expressed to be available at or before 3 pm ([insert place of Agent] time) on the expiry date specified above and must be accompanied by a declaration stating that:

(a) the declarants are two officers of the Beneficiary, making the declaration on behalf of the Beneficiary;

(b) the declarants have authority to make the declaration on behalf of the Beneficiary;

(c)         the declaration is made under Letter of Credit No. [*];

(d) the amount claimed is not more than the maximum amount available under that Letter of Credit;

(e) the amount claimed represents an amount or amounts remaining unpaid to the Beneficiary in respect of the Secured Financing in accordance with arrangements made between the Beneficiary and the Borrower; and

(f) demand for payment of that amount has been made by the Beneficiary on the Borrower and that demand remains unsatisfied.

The amount of this Letter of Credit will automatically reduce by the amount of all drawings under it.

There is no responsibility on the Agent or the Banks to investigate the authenticity of the declarations or the declarants' capacity or entitlement to make the declaration.

Each Bank severally engages with the Beneficiary that drafts drawn on it in compliance with this Letter of Credit in respect of its Share will be paid by that Bank on presentation of the draft to the Agent.

The Agent is not responsible for the performance of any other Bank. No Bank is responsible for the performance of any other Bank or the Agent.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500.

On behalf of [NAME OF AGENT] as Agent for the Banks:

-------------------------                             -------------------------
Authorised Signatory                                    Authorised Signatory

                                    SCHEDULE

       THE BANKS                                               SHARES - %

                                   ANNEXURE E
                             FINANCIAL INDEBTEDNESS
                                (CLAUSE 19.1(T))

1. Debt of Borrower under the International Trade Enhancement Scheme in an aggregate principal amount of A$463,500.

2. Debt of Borrower's Philippine Subsidiary, Philippine Welding Equipment, Inc., to certain Philippine banks in an aggregate principal amount of A$1,961,733.17.

                                   ANNEXURE F

                            SUBSTITUTION CERTIFICATE

                         for a Participation of [A]$[*]

relating to the Syndicated Credit Agreement (the CREDIT AGREEMENT) dated 3 August 1989 and amended and restated on [*] 1996 between Comweld Group Pty Limited as Borrower, Thermadyne Australia Pty Limited, the Guarantors named in the Facility Agreement, the Lenders named in the Credit Agreement and BT Management Services Pty Limited as Agent between:

1.          [NAME] (the SUBSTITUTE UNDER);

2.          [NAME] (the RETIRING UNDER); and

3. [*] (the AGENT) for itself and on behalf of the other parties to the Credit Agreement.

IT IS AGREED as follows.

1.          DEFINITIONS

1.1 In this Certificate terms defined in the Credit Agreement have the same meanings and the following terms shall have the following meanings unless the context otherwise requires.

            Substituted Participation means the Commitment of the Retiring Lender [and the participation in the Principal Outstanding drawn under that Commitment] [in respect of the following Segments:] [NOTE: TO BE INSERTED IF ONLY PART OF PARTICIPATION IS BEING SUBSTITUTED.]

            DATE         FACILITY         FUNDING PERIOD          AMOUNT OF
                                                                PARTICIPATION

            amounting to principal amount of $[*].

            SUBSTITUTION DATE means the date of countersignature of this Certificate by the Agent [or [*] whichever is the later]. [NOTE:
            INSERT ANY OTHER DATE OR DATES AS APPROPRIATE.]

1.2         Clause 1.2 of the Credit Agreement applies to this Certificate.

2.          SUBSTITUTION

2.1         RELEASE OF RETIRING LENDER

            The Retiring Lender will cease to have its rights and obligations as a Lender under the Transaction Documents [relating to the Substituted Participation] [NOTE: INSERT IF ONLY PART OF COMMITMENT ASSUMED.] with effect from and including the Substitution Date. It will remain entitled to and bound by rights and obligations which accrue up to the Substitution Date.

2.2         ASSUMPTION BY SUBSTITUTE LENDER

            With effect from and including the Substitution Date:

            (a) the Substitute Lender and each of the parties to the Credit Agreement] will assume obligations towards each other and acquire rights against each other which are identical to the rights and obligations which cease under Clause 2.1, except to the extent the obligations so assumed and rights so acquired relate to the identity of or location of the Substitute Lender and not to the identity of or location of the retiring Lender; and

            (b) the Substitute Lender will be taken to be a party to the Credit Agreement as a Lender with a Commitment [and participation in the Principal Outstanding] equal to the Substituted Participation.

3.          INDEPENDENT ASSESSMENT BY SUBSTITUTE LENDER

            Without limiting the generality of Clause 2 the Substitute Lender agrees as specified in Clause [34.5] (EXONERATION) and [34.12] (INDEPENDENT INVESTIGATION OF CREDIT) of the Credit Agreement. Those clauses apply (subject to any agreement to the contrary) as if references to the Agent included the Retiring Lender. This certificate is a Transaction Document for the purposes of the Credit Agreement.

4.          PAYMENTS

            From and including the Substitution Date the Agent shall make all payments due under the Transaction Documents in relation to the Substituted Participation to the Substitute Lender. The Retiring Lender and the Substitute Lender shall make directly between themselves the payments and adjustments which they agree with respect to accrued interest, fees, costs and other amounts attributable to the Substituted Participation before the Substitution Date.

5.          OUTSTANDING BILLS

            (a) For the purpose of the Credit Agreement the Substitute Lender will be taken to have accepted any outstanding Bills accepted by the Retiring Lender included in the Substituted Participation. The Substitute Lender shall indemnify unconditionally the Retiring Lender against any liability of the Retiring Lender as acceptor of the Bills.

            (b) The indemnity of the Borrower under Clause [15.8] of the Credit Agreement extends to any liability of the Substitute Lender under this clause.

6.          LETTERS OF CREDIT

            (a) For the purpose of the Credit Agreement any outstanding several Letters of Credit issued for the account of the Retiring Lender included in the Substituted Participation will be taken to have been issued for the account of the Substitute Lender in the place of the Retiring Lender. The Substitute Lender accordingly shall indemnify unconditionally the Retiring Lender against any liability of the Retiring Lender as issuer of the Letters of Credit.

            (b) The indemnity of the Borrower under Clause [13.9] of the Credit Agreement extends to any liability of the Substitute Lender under this clause.

7.          WARRANTY

            The Retiring Lender and the Substitute Lender jointly and severally represent and warrant to the other parties that Clause [34.2(b)] of the Credit Agreement has been complied with in relation to the Substitute Lender.

8.          NOTICES

            For the purpose of the Credit Agreement, the Lending Office and address for correspondence of the Substitute Lender is the address set out below.

[9.         REGISTRATION FEE

            A registration fee of [*]$[*] is payable to the Agent on delivery of this Certificate to the Agent.]

10.         LAW

            This Certificate is governed by the laws of [*].

Signed by the authorized representatives of the parties [in the Australian Capital Territory/[insert place outside of Australia]]. [NOTE: BE CAREFUL ABOUT DELETING THESE WORDS AS THEY ARE DESIGNED TO ENSURE THAT THE SUBSTITUTION CERTIFICATE IS NOT SIGNED IN A PLACE WHERE IT WILL BE A DUTIABLE INSTRUMENT.]

THE RETIRING LENDER

[NAME]

by:
   --------------------------------
THE SUBSTITUTE LENDER

[NAME]

by:
   --------------------------------

Lending Office [and address for correspondence]:

[Telex No.]

[Address for correspondence:] [NOTE: IF DIFFERENT FROM LENDING OFFICE]

Countersigned by an authorized representative of the Agent for itself and for the other parties to the Credit Agreement.

THE AGENT

[NAME]

by: ___________________________________

DATED       19[*]

                                   ANNEXURE G

                               EXECUTIVE CONTRACT

                                (CLAUSE 20.1(S))

                              EMPLOYMENT AGREEMENT

            This employment agreement ("this Agreement") is made and entered into as of January ___, 1996 by and between Comweld Group Pty Ltd., a corporation organized under the laws of the State of Victoria (ACN 007226815) ("Employer"), and Dennis Klanjscek ("Employee").

                                R E C I T A L S:

            A. Employer has determined that it would be in Employer's best interests to retain the services of Employee upon the terms set forth herein; and

            B. Employee desires to be employed by Employer and to appropriately memorialize the terms and conditions of such employment.

            Employee and Employer hereby agree as follows:

            1.        Basic Employment Provisions.

                      (a) Employment and Term. Employer hereby agrees to employ Employee ("the Employment") as Managing Director ("the Position") and Employee agrees to be employed by Employer in such Position for a period ending on the _______ day of January, 1998 ("the Termination Date"), unless terminated earlier as provided herein ("the Employment Period").

                      (b) Duties. During the Employment Period, Employee shall be subject to the direction and supervision of his immediate supervisor and shall have those duties and responsibilities which are assigned to Employee during the Employment Period by such supervisor consistent with the Position. During the Employment Period, the parties expressly acknowledge and agree that Employee shall devote all of Employee's business time and attention to the transaction of Employer's businesses as is reasonably necessary to discharge Employee's responsibilities hereunder. Employee agrees to perform faithfully the duties assigned to the best of Employee's ability.

            2.        Compensation.

                      (a) Salary. During the Employment Period, Employer shall pay to Employee an annual salary of Three Hundred Thirty-Five Thousand Australian Dollars (A$335,000) ("the Base Salary"). The Base Salary shall accrue and be payable to Employee in accordance with the payroll practices of Employer in effect from time to time but no less frequently than monthly. All such payments shall be subject to deduction and withholding authorized or required by applicable law.

                      (b) Fringe Benefits. During the Employment Period, the Employee shall be entitled to participate in such retirement and other benefit plans and programs which are available to executive level employees of Employer who are similarly situated, subject to Employer's policies with respect to all of such retirement and other plans and programs; provided however, that except as expressly set forth herein, Employer shall not be obligated to institute or maintain any particular retirement or other plan or program or any aspect thereof.

            3.        Termination.

                      (a) Death or Disability. The Employment of Employee under this Agreement shall terminate automatically upon the death or total disability of Employee. For purposes of this Agreement, "total disability" shall be deemed to have occurred if Employee shall have been unable to perform the assigned duties due to mental or physical incapacity for a period of time designated by Employer in accordance with Employer's policy concerning disability.

                      (b) Cause. Employer may terminate the Employment of Employee under this Agreement for Cause. For purposes of this Agreement, "Cause" shall be deemed to be fraud, dishonesty, competition with Employer, unauthorized use of any of Employer's trade secrets or Confidential Information (as hereinafter defined) or repeated failure to properly perform the duties assigned to Employee, in the reasonable judgment of Employer.

                      (c) Without Cause. Employer may terminate the Employment of Employee under this Agreement without Cause at any time, subject to the continuing rights of Employee pursuant to
            Section 4(c) below.

                      (d) Termination by Employee. Employee may terminate this agreement at any time upon fourteen (14) days written notice to Employer.

            4.        Compensation Upon Termination.

                      (a) Death or Disability. If the Employment of Employee under this Agreement is terminated pursuant to the provisions of Section 3(a) above, this Agreement shall terminate, and no further compensation shall be payable to Employee except that Employee or Employee's estate, heirs, beneficiaries or legal guardian, as applicable, shall be entitled, in addition to any other benefits specifically provided to them or Employee under any benefit plan, to receive Employee's then current Base Salary until the Termination Date.

                      (b) Termination for Cause or Voluntary Termination by Employee. If the Employment of Employee under this Agreement is terminated for Cause pursuant to the provisions of Section 3(b) above or if Employee voluntarily terminates his Employment under this Agreement pursuant to the provisions of

            Section 3(d) above, no further compensation shall be paid to Employee after the date of such termination.

                      (c) Termination Without Cause. If the Employment of Employee under this Agreement is terminated pursuant to Section 3(c) above, Employee shall not be entitled to continue to receive any of the benefits under Sections 2(b) through (e) above, but shall be entitled to receive from Employer the greater of (i) the Base Salary and (ii) an amount equal to the product of (x) two divide by 52 multiplied by (y) the Base Salary and multiplied by
            (c) the number of complete years Employee had been employed on a full-time basis by Employer prior to such termination, such amount to be paid in substantially equal installments over a period of one year from the date of termination and in accordance with the payroll practices of Employer.

            5.        Confidential Information.

                      (a) Non-Disclosure. During the Employment Period or at any time thereafter, irrespective of the time, manner or cause of the terminatIon of this Agreement, Employee will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of Employer, in any manner whatsoever, any Confidential Information (as hereinafter defined) of Employer without Employer's prior written consent.

                      (b) Definition. As used herein, "Confidential Information" means information disclosed to or known by Employee as a direct or indirect consequence of or through the Employment pertaining to Employer or its respective businesses, products and practices which information is not generally known to the public; provided, however, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than Employee or persons who are under similar obligations of confidentiality to Employer or its affiliates, (ii) obtained by Employee from a third party not under a similar obligation of confidentiality to Employer or its affiliates, (iii) required to be disclosed by any court process or any government or agency or department of any government, or (iv) the subject of a written waiver executed by Employer for the benefit of Employee.

                      (c) Return of Property. Upon termination of the Employment, Employee will surrender to Employer all Confidential Information, including without limitation, all lists, charts, schedules, reports, financial statements, books and records of Employer, and all copies thereof, and all other tangible property belonging to Employer.

            6. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or Unenforceable provision or by its severance from this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalId or unenforceable provision as may be possible ad be legal, valid and enforceable.

            7. Entire Agreement: Amendments. This Agreement contains the entire agreement of Employer and Employee with respect to the subject matter hereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an executive officer of Employer and by Employee.

            8. Waiver. No delay or omission by and party hereto to exercise any right or power hereunder shall impair such right or power or be construed as a waiver thereof. A waiver by either party hereto of any of the covenants to be performed by the other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. Except as otherwise expressly set forth herein; all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise.

            9. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

            10. Governing Law, This Agreement shall be construed and enforced according to the laws of the State of Victoria.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

EMPLOYER:                                      EMPLOYEE:

COMWELD GROUP PTY LTD
(ACN 007226815)

By
   --------------------------------            --------------------------------
                                               Dennis Klanjscek
Its
   --------------------------------

                                                                      _________
                                                                     |         |
                                                                     | ANNEX A |
                                                                     |_________|



                               _________
                              |         |
                              | CIGWELD |
                              |_________|

================================================================================
 NAME                                    BONUS                    STOCK
                                      OPPORTUNITY                 OPTION
                                       PROPOSAL                 PROPOSALS
--------------------------------------------------------------------------------
 Dennis Klanjscek                         50%                     15,000
 Kingsley Ediriweera                      25%                      7,500
 George Aitken                            15%                      1,000
 Stanley Gormley                          15%                      1,000
 Martin Quinn                             25%                      3,000
 John Wilson                              25%                      3,000
 Robert Kilcullen                         25%                      3,000
 Ross Pilling                             25%                      1,000
 Robert Wiseman                           25%                      1,000
                        TOTAL                                     35,500
================================================================================